UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                          SCHEDULE 14C

         Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. _____)


Check the appropriate box:
[X]  Preliminary Information Statement
[ ]         Confidential,  for use of the  Commission  only  (as
permitted by Rule 14a-
     5(d)(2))
[ ]        Definitive Information Statement


                        EACO CORPORATION
        (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[ ]  No Fee Required
[X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
           _____________________________________________________

      (2)   Aggregate  number of securities to which  transaction
applies:
           ______________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined).
          _______________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
               $31,000,000.00
               ---------------

     (5)  Total fee paid:
               $3,648.70
               ----------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          _______________________________________________________

          (2)  Form, Schedule or Registration Statement No.:

          _______________________________________________________

          (3)  Filing Party:

          _______________________________________________________

          Date Filed:

          _______________________________________________________

                        EACO Corporation
         (formerly Family Steak Houses of Florida, Inc.)
                     2113 Florida Boulevard
                  Neptune Beach Florida  32266

                      INFORMATION STATEMENT

              WE ARE NOT ASKING YOU FOR A PROXY AND
            YOU ARE REQUESTED NOT TO SEND US A PROXY


                             GENERAL

     This  Information  Statement  is  being  furnished  to   the
shareholders  of  EACO  Corporation, a Florida  corporation  (the
"Company") in lieu of a Special Meeting of Shareholders to:

          (a) approve the proposed sale of substantially all of our ongoing restaurant assets to Banner Buffets, LLC (the "Asset Sale") pursuant to an Asset Purchase Agreement dated as of February 22, 2005 (the "Agreement") that is described in more detail in the accompanying Information Statement.

     This Information Statement is being sent in lieu of a special meeting. The Company has adopted the Asset Sale by the unanimous approval of its Board of Directors and by the written consent of shareholders holding a majority of the voting power of the Company.

     At a meeting of the Board of Directors held on February 22, 2005, all of the members of the Company's Board of Directors approved and recommended that the Asset Sale be accepted. The Company's shareholders holding a majority of the voting power of the Company approved the Asset Sale, pursuant to a written consent dated _____________, 2005. The Company anticipates that the effective date of the Asset Sale will occur on or about ________________ (the "Effective Date"). If the Asset Sale were not adopted by written consent, it would have been required to be considered by Company's shareholders at a special or annual shareholders' meeting convened for the specific purpose of approving the Asset Sale.

     The elimination of the need for a special or annual meeting of the shareholders to ratify or approve the Asset Sale is authorized by Section 607.0704 of the Florida Business
Corporation Act (the "FBCA") and the Company's Articles of Incorporation and Bylaws which provide that the written consent of shareholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. To eliminate the costs and management time involved in holding a special meeting and in order to effect or ratify the Asset Sale as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of shareholders holding a majority of the voting power of the Company.

     Shareholders of the Company who beneficially own in the aggregate 2,410,985 shares of common stock of the Company, representing approximately 62.1% of the voting power of the Company, gave their written consent to Asset Sale described in this Information Statement on February 15, 2005. The record date established by the Company for purposes of determining the number of outstanding shares of common stock of the Company, and thus the voting power, is ______________ (the "Record Date"). It is expected that this Information Statement will be first sent to shareholders on or about ___________, 2005.

     The Company is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the FBCA. No additional action will be undertaken by the Company with respect to the receipt of the written consents. Appraisal rights under the FBCA are afforded to the Company's shareholders as a result of the adoption of the Asset Sale as more particularly detailed in this Information Statement.



                             SUMMARY

     This summary highlights important information in this Information Statement but does not contain all the information that is important to you. You should carefully read this entire Information Statement and the other documents referred to for a complete understanding of the Asset Sale. In addition, we incorporate by reference important business and financial information about the Company in this Information Statement. You may obtain the information incorporated by reference in this Information Statement without charge by following the
instructions  in  the  section  entitled  "Where  You  Can   Find
Additional Information."

THE ASSET SALE (SEE PAGE 7)

     THE PARTIES

     EACO  Corporation (formerly known as Family Steak Houses  of
Florida, Inc.)

     EACO Corporation is a Florida corporation which operates  17 restaurants in the State of Florida under the names of  "Ryan's,"
"Whistle Junction" and "Florida Buffet."

     As a result of the Asset Sale, the Company will have conveyed 16 restaurants (the "Restaurants") constituting substantially all of its ongoing restaurant assets to Banner Buffets, LLC. It will retain 2 restaurant properties as well as 2 properties which it leases and then subleases to others for restaurant operations.

     The  Company  maintains its principal place of  business  at
2113  Florida  Boulevard,  Neptune  Beach  Florida   32266.   Its
telephone number there is 904-249-4197.

     Banner Buffets, LLC

     Banner Buffets, LLC (the "Buyer") is a Delaware limited liability company that was established specifically to acquire the restaurant operations of the Company described in the Asset Sale. Banner Buffets, LLC currently has no operations and, following the Asset Sale, its principal business will be to engage in the operation of the 16 restaurant operations acquired from the Company.

     DESCRIPTION OF THE ASSET SALE

     The parties entered into an Asset Purchase Agreement on February 22, 2005 (the "Agreement"). The Asset Sale principally consists of the sale of (a) the Restaurants, including all fixtures, equipment, and machinery located at the Restaurants,
(b)  all intangible property and
goodwill of the Restaurants, (c) all real property owned by the Company associated with the Restaurants, (d) all real property leases associated with the Restaurants, and (e) in general, all Company assets used or useful in connection with the Restaurants. A copy of the Agreement is attached to this Information Statement as Exhibit 1 and is described in further detail herein.

    PURCHASE PRICE

     At Closing, the Buyer will pay to the Company (i) $25,950,000 in cash, plus (ii) one-half of the aggregate sum of certain prepaid expenses, plus (iii) an additional cash payment of up to $250,000 for each Ryan's restaurant converted to a Whistle Junction restaurant from February 1, 2005 through the Closing (but not to exceed the actual conversion costs), plus
(iv) a promissory note in the amount of $4,000,000 secured by certain Restaurant equipment which is estimated to have a value of less than $1,000,000.

    CLOSING

     The Closing is estimated to occur on or about April ___, 2005.

    ESCROW DEPOSIT

     The Buyer has placed in escrow a cash deposit in the amount of $500,000 to secure its obligations under the Agreement.

    TERMINATION FEES

     If the Buyer terminates the Agreement and does not close on the Asset Sale because it has been unable to find suitable financing, the Company will be entitled to receive $250,000 from the $500,000 Deposit that the Buyer has placed in escrow.

    DUE DILIGENCE

     The Buyer had until March 24, 2005 to complete its due diligence review of the assets to be acquired. Until that date, it could have terminated the Agreement and received its deposit in return if it discovered material adverse information about the Restaurants or the assets which could not have been cured prior to the Closing.

    CONDITIONS TO COMPLETING THE ASSET SALE

     The obligations of the parties to complete the Asset Sale are subject to a number of conditions that must be satisfied or waived before the transaction can be completed. Those Closing conditions include the following:

          (a) the receipt by the Buyer of a commitment for financing sufficient to consummate the Asset Sale prior to the conclusion of its due diligence review;

          (b)  our receipt of a "fairness opinion";

          (c) the approval of the Asset Sale by the Company's shareholders holding more than 50% of the common stock of the Company outstanding as of the Record Date which has been received;

          (d) the accuracy, in all material respects, of each party's representations or warranties both as of February 22, 2005 and as of the Closing;

          (e) the performance, in all material respects, of each party's obligations under the Agreement; and

          (f) the absence of any material adverse changes in the condition of the assets being sold.

    INDEMNIFICATION

     We agree to indemnify the Buyer from and against losses, damages, costs or expenses incurred prior to the Closing of the
Asset Sale. The Buyer agrees to similarly indemnify us for liabilities occurring after the closing of the Asset Sale. In addition, we agree to specially indemnify the Buyer with respect to a breach of our warranty on the condition of the Restaurant equipment being sold with a cap of $100,000 on that liability.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     After careful consideration, based on the factors and other matters described elsewhere in this Information Statement, the Company's Board of Directors believes that the Asset Sale, consisting of the sale of substantially all the Company's ongoing restaurant assets, subject to certain liabilities and the release of others, is advisable and fair to and in the best interests of the Company and our shareholders. The Board of Directors unanimously recommended that our shareholders vote in favor of the Asset Sale.

FINANCIAL ADVISORS (SEE PAGE 14)

     In connection with the Asset Sale, our Board of Directors received a written opinion from Allen C. Ewing & Co. ("Ewing") as to the fairness of the Asset Sale to our shareholders from a financial point of view. The full text of Ewing's written opinion is attached to this Information Statement as Exhibit 2. We encourage you to read this opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and limitations on the review undertaken.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

     The Asset Sale will be a taxable transaction for the Company, but not for our shareholders. Net operating losses will shelter some of the gain but there is expected to be some income tax liability generated for the Company.

REGULATORY APPROVALS

     No United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the Asset Sale.

APPRAISAL RIGHTS (SEE PAGE 19)

     Under Chapter XIII of the FBCA, our shareholders are entitled to appraisal rights in connection with the Asset Sale. If you follow the strict requirements of the FBCA as described on page 22, you will be entitled to receive the fair value of your shares in cash if the Asset Sale closes. Of great importance is the requirement that you notify the Company in writing within twenty (20) days of the date of this Information Statement of your intent to dissent from the
transaction and seek  appraisal rights.   If  any shareholder does
not strictly comply  with  the requirements  of  Chapter  XIII  of
the  FBCA,  entitlement   to appraisal rights will be lost for that
shareholder.

INTEREST OF DIRECTORS AND MANAGEMENT IN THE ASSET SALE

     None of our officers or directors has a personal or business
relationship  with  the  Buyer or  any  of  its  affiliates.   In
addition, none of our officers or directors has any interest in the Asset Sale other than as shareholders of the Company.

STOCK OWNERSHIP AS DIRECTORS AND EXECUTIVE OFFICERS

     On  March 16, 2005, directors and executive officers of  the
Company  beneficially owned and had the right to  vote  2,462,324 shares of our common stock constituting 63.4% of our issued and outstanding shares of common stock.

OPERATIONS OF THE COMPANY FOLLOWING THE ASSET SALE

     Following the closing of the Asset Sale, the Company will continue to own 2 restaurant properties, and lease two additional properties which it in turn subleases to restaurant operations. It will take the net proceeds from the Asset Sale and invest them in short term investments while it seeks other operating lines of business or other longer term investments. Under the terms of the Asset Sale, the Company may not compete in the restaurant business within a 30-mile radius of any of the purchased Restaurants. The Company has not identified any operating lines of business or proposed investments at this time.

           CAUTION AGAINST FORWARD-LOOKING STATEMENTS

     This Information Statement contains certain forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, to differ materially from our expectations of future results, performance or achievements expressed or implied by such forward-looking statements. These factors include, among others, the risk that we may incur additional liabilities and that our expenses may be higher than estimated. Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future events or results. Except as may be required under federal law, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

            WHERE YOU CAN FIND ADDITIONAL INFORMATION

     The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any document the Company files at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Company's SEC filings are also available to the public at the SEC's website at http://www.sec.gov.

     Statements contained in this Information Statement, or in any document incorporated in this Information Statement by reference regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

     The SEC allows the Company to "incorporate by reference" into this Information Statement documents it files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Information Statement.

                         THE ASSET SALE

     This section of the Information Statement describes the material provisions of the Asset Sale and the Agreement but does not purport to describe all of the terms of the Agreement. The following summary is qualified in its entirety by reference to the complete text of the Agreement which is attached as Exhibit A to this Information Statement and incorporated herein by reference. We urge you to read the full text of the Agreement because it is a legal document that governs the Asset Sale.

PARTIES TO THE ASSET SALE

     EACO Corporation is a Florida corporation which is in the business of operating 17 buffet-style restaurants in the State of Florida under the names of "Ryan's," "Whistle Junction" and "Florida Buffet."

     Banner Buffets, LLC is a Delaware limited liability company especially established to engage in the Asset Sale.

     The assets to be sold to the Buyer include 16 of the 17 Restaurants operated by the Company, including 5 Whistle Junction restaurants, 6 Florida Buffet restaurants and 5 Ryan's franchise restaurants. The 5 Ryan's franchise restaurants will be converted to a different theme prior to the closing of the Asset Sale. The assets also include all of the Company's right, title and interest in and to the business, property and assets (excepting only the assets identified as "Excluded Assets") used in or relating to the operation of the Restaurants, including all fixtures, equipment, machinery, trade fixtures; all intangible personal property and good will; all real property, all of the Company's interest in real property leases, and other related assets.

PURCHASE PRICE

     At Closing, the Buyer will pay $25,950,000 in cash. In addition, the Buyer will (i) reimburse a portion of the prepaid expenses to the Company, (ii) make an additional cash payment of up to $250,000 for each Ryan's restaurant converted to a Whistle Junction restaurant from February 1, 2005 through the Closing (but not to exceed the actual conversion costs), and (iii) will give to the Company a $4,000,000 promissory note payable over a 48-month period from the Closing and secured by Restaurant equipment which has an estimated value of less than $1,000,000. The promissory note calls for principal redistribution of $1,500,000 on the second and third anniversaries of the Closing with the remaining principal and interest due on the fourth anniversary. Full payment of the promissory note will likely depend on the ability of the Buyer to profitably operate the Restaurant.

ESCROW DEPOSIT

     Upon signing of the Agreement, the Buyer placed in escrow a $500,000 deposit to secure its performance under the Agreement.

CLOSING

     Assuming the satisfaction or waiver of the Closing conditions described hereinafter (see "Closing Conditions"), the Closing of the Asset Sale is expected to take place on or about April ___, 2005. If the Asset Sale does not close by May 31,
2005, either party may terminate the Agreement if they are not then in default under the Agreement.

     CLOSING COSTS

     In connection with the consummation the Asset Sale, the Company will pay all applicable transfer taxes, franchise fees and other costs, fees and expenses associated with the sale and assignment of the assets but will not pay any other taxes associated with Buyer's financing. The Company will pay for title insurance on each of the sold Restaurants and will pay for surveys of each of the Restaurants.


OTHER TERMS

     REPRESENTATIONS AND WARRANTIES

     The Company has made the following representations and warranties in the Agreement:

          (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Florida.

          (b) The Company has the requisite corporate authority to own, lease and operate the assets and carry on the business of the Restaurants as now being conducted.

          (c) The execution and delivery of the Agreement has been duly and validly authorized. The execution of the Agreement and the performance by the Company of its obligations thereunder will not create a violation of any agreement or law or regulation to which the Company is subject.

          (d) The Company has good title to the real property that underlies the owned Restaurants and that the leases for the leased Restaurants are in full force and effect. The Company has good and marketable title to the assets.

          (e) The Company is in compliance with all material regulations concerning its employees.

          (f) No government approvals are required in order to consummate the Asset Sale.

          (e) The Company is in compliance in all material respects with applicable laws and other regulations relating to the operation of the Restaurants.

          (f) The financial statements of the Company presented to the Buyer have been prepared in accordance with generally accepted accounting principles. Since the date of the financial statements there have been no adverse changes in the financial condition of the Company.

          (g)  The Company has paid all taxes when due and owing.

          (h) The Company has notified the Buyer of all material litigation.

          (i) The Company has notified the Buyer of all material environmental aspects related to the Restaurants.

     The   Buyer  has  made  the  following  representations  and
warranties:

          (a) The Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Buyer has the requisite corporate power and authority to own, lease and operate the assets.

          (c) The execution and delivery of the Agreement has been duly and validly authorized. The execution of the Agreement and the performance by the Buyer of its obligations thereunder will not create a violation of any agreement or law or regulation to which the Buyer is subject.

          (d) No government approvals are required in order to consummate the Asset Sale.

     COVENANTS

          The Company has agreed that, pending the Closing:

          (a) The Company will conduct its business in the ordinary course, and shall not take any actions which would adversely affect the assets being transferred.

          (b) The Company will give access to its books and records to the Buyer.

          (c) The Company will make all necessary regulatory filings.

          (d) The Company will pay its liabilities in the ordinary course as they become due.

     As of the Closing, the Company will terminate and accept the resignations of employment from all of its Restaurant employees. The Buyer will have the option but not the obligation to extend offers of employment to the Restaurant employees on such terms and conditions as Buyer shall determine in its sole discretion.

     The Company and its principal shareholder will not, at any time during the 5 years following the Closing Date, directly own, manage, operate, and control any business that engages in any restaurant business activity which is competitive with the business currently engaged in by the Company or the Buyer within 30 miles of any Restaurant.

     The Company will not directly or indirectly solicit, initiate or encourage any proposal or offer from any other buyer unless the Company's board of directors is advised by its outside counsel in writing to the effect that there would be a material risk of liability on the part of the members of the board of directors for failure not to do so.

     The Buyer has agreed that, pending the Closing:

          (a) It had until March 24, 2005 to complete due diligence. At any time prior to the conclusion of the due diligence period, the Buyer had the right, in its sole discretion, to terminate the Agreement if the review revealed any information that would have a material adverse effect on Buyer's ability to consummate the Asset Sale and which could not have been reasonably cured by the Closing.

          (b) The Company will make all necessary regulatory filings.

          (c) The Buyer will assist the Company in providing information to the Company in order to complete this Information
Statement.

          (d) The Buyer will take all commercially reasonable actions to cause the conditions to its obligations to close to be satisfied.

     CLOSING CONDITIONS

     The Buyer's obligation to consummate the Asset Sale is conditioned upon the following conditions on or before the
Closing:

          (a) The representations and warranties of the Company shall be true and correct in all material respects.

          (b) The Company shall have performed all of the covenants and agreements required by it to be performed.

          (c) The Company shall have assigned to Buyer the agreements and permits related to the Restaurants.

          (d) The Company shall have obtained each consent or approval necessary to operate the Restaurants.

          (e) The Company's shareholders shall have approved the Agreement.

          (f) There shall be no threatened or pending litigation that would have a material adverse effect on the transactions contemplated by the Agreement.

          (g) Buyer shall not have discovered any fact or circumstance existing as of the date of the Agreement which had not been disclosed to Buyer which would have a material adverse effect on the value of the assets or the Restaurants.

          (h) There shall have been no damage or destruction to the assets not covered by insurance which have a material adverse effect on the assets or the Restaurants.

          (i) Buyer shall have received a written opinion from the Company's counsel.

          (j) By March 24, 2005, Buyer shall have received a financing commitment in an amount sufficient to enable Buyer to consummate the Asset Sale.

          (k) On the Closing Date, the Company shall have delivered to Buyer all necessary documents in order to consummate the Asset Sale.

     The Company's obligation to consummate the Asset Sale is conditioned upon the following conditions on or before the
Closing:

          (a) The representations and warranties of Buyer contained in the Agreement are true and correct in all material respects as of the Closing.

          (b)    Buyer  shall  have  performed  in  all  material
respects  all  the  covenants  and  agreements  required  to   be
performed by it under the Agreement.

          (c) The Company shall have received the requisite approval of its shareholders with respect to the Asset Sale.

          (d) There shall be no threatened or pending litigation that would have a material adverse effect on the transactions contemplated by the Agreement.

          (e) The Company shall have received a written opinion from Buyer's counsel.

          (f) On the Closing Date, Buyer shall have delivered to the Company all necessary documents in order to consummate the Asset Sale.

          (g) The Company shall have obtained consents from each of its landlords to the assignment of the real estate leases.

          (h) The Company shall have received an opinion from its investment advisor that the consideration to be received by the Company in the Asset Sale is fair, from a financial point of view, to its shareholders.

    TERMINATION

     The  Agreement may be terminated at any time  prior  to  the
Closing:

          (a)  The mutual consent of the Company and the Buyer.

          (b)   By  either the Buyer or the Company if there  has
been a material misrepresentation on the part of the other in the
representations,  warranties  and  covenants  contained  in   the
Agreement.

          (c) By either the Buyer or the Company if the transaction has not been consummated by May 31, 2005, except that a party may not terminate if its willful breach has prevented the consummation.

          (d) By the Buyer if, after the conclusion of its due diligence review, there has been a material adverse change in the financial condition of the Restaurants or assets, which change was not reasonably foreseeable during the due diligence review.

          (e) By the Buyer if any of the schedules delivered to the Buyer after execution of the Agreement reveals information not previously disclosed that would have a material adverse effect on Buyer's ability to consummate the transaction or operate the Restaurants.

          (f) By the Company if Buyer fails to obtain a financing commitment by the conclusion of the diligence period.

     EFFECT OF TERMINATION

     Except if there have been willful breaches of the Agreement on behalf of either of the parties, if the Agreement is properly terminated, the $500,000 deposit shall be returned to the Buyer and the Agreement shall become void and there is no liability on the part of either Buyer or the Company. However, if Company terminates after the diligence period because Buyer is unable to obtain a financing commitment to consummate the Asset Sale, the Company is entitled to receive one-half of the deposit, $250,000.

    INDEMNIFICATION

     The Company agrees to indemnify and hold the Buyer harmless from damages arising out of:

          (a) material inaccuracy in any representation or any material breach of any material warranty made by the Company;

          (b) failure to perform any covenant, agreement or condition required to be performed by it;

          (c) any material inaccuracy on the books or records of the Company which were relied upon by Buyer;

          (d) any liabilities or obligations arising out the operation of the Restaurants or the assets prior to the Closing other than those specifically assumed by the Buyer.

     However, the Company is not required to indemnify Buyer until total indemnified damages exceed $25,000 and then only to the extent of damages in excess of $25,000.

     The Company is also required to indemnify Buyer to the extent of the equipment is not as warranted: "good condition and repair, ordinary wear and tear excepted." However, this indemnity is limited to individual claims that must exceed $1,000 each and is capped at a total of $100,000.

        ADDITIONAL INFORMATION RESPECTING THE ASSET SALE

BACKGROUND OF THE ASSET SALE

     The Company's business is the operation of family oriented, buffet style restaurants serving high quality, reasonably priced food in a casual atmosphere with server-assisted service. Since its inception, the Company has operated these restaurants under the "Ryan's" trademark as the sole franchisee of Ryan's Properties, Inc. The last year in which the Company showed a net profit was 1996. The number of restaurants the Company is operating has decreased from a high of 27 in 1994 to the current number of 17.

     The Company has long realized that it must change its business model to achieve profitability and increased shareholder value. One large drain on the Company's resources was the 4% franchise fee that it had to pay to its franchisor which totaled up to $1.5 million per year. In 2003, the Company agreed with the franchisor that the Company would convert, sell or close all of its Ryan's restaurants by June 30, 2005. As each restaurant stopped using the Ryan's brand, franchise fees for that restaurant also ceased.

     In order to effect this plan, the Company developed two new themes: Whistle Junction and Florida Buffet. Whistle Junction would be the theme for all the Company's new restaurants and the conversion theme for its more successful existing restaurants. Florida Buffet is a much less dramatic change and could be accomplished more quickly and less expensively than Whistle Junction conversions. Florida Buffet would be the conversion vehicle for all restaurants that were not converted to Whistle Junction. In addition to conversions, the Company intends to sell underperforming restaurants.

     The Company is on track to complete the conversions by June 30, 2005. It will then no longer be required to pay any franchise fees. The Company believes that the Whistle Junction concept has proved its worth. With the elimination of the franchise fees and expected increases in revenues from the new restaurants, the Company believes that it could possibly become profitable in 2005 or 2006.

     The Company does not currently have a financing commitment to build new restaurants. The Company estimates that each new Whistle Junction restaurant will cost about $2.9 million to acquire the land and build the restaurant. Once the site is acquired it usually takes about 5 months to construct and build each new restaurant. The point at which the restaurant becomes profitable is never certain.

     So, even though the Company believes that it has found a format that can bring it to profitability, there are risks involved in building shareholder value with the plan. The Company believes that the Asset Sale will build shareholder value more quickly without these risks.

     Recognizing this, the Company has considered selling all of its restaurants at an advantageous price to give it the financial wherewithal to enter into a new line of business or make investments where shareholder value could be created more quickly than in its current restaurant business. Although it has been able  to  sell  individual restaurants from  time  to  time,  the
Company has never had a credible opportunity to sell substantially all of its restaurants until now.

     In late 2004, the Company was contacted by the principals of Banner Buffets, LLC.; a group experienced in other restaurant
ventures.    The   Company's  Chairman  and   the   Buyer
began negotiations in late 2004 and negotiated the Asset Purchase Agreement from then until February 22, 2005 when it was signed.
Those negotiations were extensive and covered most aspects of the Agreement.

     The Board of Directors believes that the net proceeds from the Asset Sale can be used productively in other lines of business or in other investments to generate shareholder value more quickly than could occur if the Company remains in the restaurant business. However, no lines of business or investments have been identified at this time.

OPINION OF THE COMPANY'S FINANCIAL ADVISORS

     Allen C. Ewing & Co. ("Ewing") has been retained by us to evaluate the fairness of the Asset Sale to our shareholders from a financial point of view. Ewing has delivered to the Board of Directors a written opinion to the effect that, based on and in reliance on the matters described in its opinion, the Asset Sale is fair to our shareholders from a financial point of view. The full text of Ewing's written opinion dated ___________, 2005 which describes the assumptions made, procedures followed, matters considered, and limitations on the review undertaken, is attached to this Information Statement as Exhibit B and is incorporated herein by reference.

     Ewing's opinion and financial analyses were only one of many factors considered by our Board of Directors in its evaluation of the transaction and should not be viewed as determinative of the views of the Board or management with respect to the Asset Sale or the consideration provided for in the Asset Sale.

     The description of Ewing's fairness opinion set forth below does not purport to be complete, and is qualified in its entirety by reference to the text of such opinion, attached as Exhibit B to this Information Statement.

     Ewing has rendered its opinion of the Asset Sale as fair to the shareholders of the Company from a financial point of view. The terms of the Asset Sale were determined based on negotiations between the Company and the Buyer and were not based on any recommendations by Ewing. For purposes of its opinion, Ewing reviewed the Agreement and certain financial information of the Company.

     The Company engaged Ewing after the signing of the Agreement but conditioned its obligation to consummate the Asset Sale upon receipt of the fairness opinion. Ewing had been previously engaged by the Company to render fairness opinions in connection with the sale of preferred stock to the Company's majority shareholder. For its services in rendering the opinion in connection with the Asset Sale, Ewing will receive a fee of $20,000 and will be reimbursed for reasonable out-of-pocket expenses, whether or not the Asset Sale is closed. Ewing is engaged in the valuation of businesses and their securities and assets in connection with mergers and acquisitions, corporate restructurings, and other purposes. Our Board of Directors selected Ewing on the basis of such experience. Additionally, Ewing had some familiarity with the Company by virtue of its prior retention by the Company.

     Ewing's engagement was not in any way limited in the scope of its investigation. A summary of materials reviewed by Ewing follows:

          (a)  the Agreement;

          (b) the Company's consolidated financial statements for the fiscal year ended December 31, 2004;

          (c) certain other historical financial information relating to the Company that we deemed relevant;

          (d)  the Company's business plan for 2005;

          (e) the Company's internally prepared consolidated financial projections for the fiscal year ending December 31, 2005;

          (f)    certain  publicly  available  information   with
respect to historical market prices and trading activity of the Company's common stock;

          (g) real estate appraisals of the Company's restaurant properties prepared in connection with the Transaction;

          (h) the financial terms of recent sales of restaurant properties considered by us to be reasonably similar to the Company's restaurant properties;

          (i) the current market environment generally and the restaurant industry environment in particular; and

          (j)    such   other  information,  financial   studies,
analyses, inquiries and other matters that we deemed relevant.

INTEREST IN THE COMPANY'S DIRECTORS AND MANAGEMENT IN THE ASSET
SALE

     None of our officers or directors has a personal or business relationship with Buyer or any of its principals. In addition, none of our officers or directors has any interest in the Asset
Sale, other than as shareholders of the Company.

REGULATORY MATTERS

     No United States federal or state regulatory requirements must be complied with or approvals obtained as a condition of the proposed Asset Sale other than the federal securities laws.

FEDERAL INCOME TAX CONSEQUENCES OF THE ASSET SALE

     The Asset Sale will be a taxable transaction for the Company but not for our shareholders. The resulting gain will be substantially offset by the Company's current and prior losses but it is expected that some taxable gain will be realized.

APPRAISAL RIGHTS

     Our shareholders have appraisal rights in connection with the Asset Sale. See page 19.

     OUR  BOARD  OF DIRECTORS HAS UNANIMOUSLY APPROVED THE  ASSET
SALE  AND  UNANIMOUSLY  RECOMMENDS TO THE SHAREHOLDERS  THAT  THE
ASSET SALE BE APPROVED.

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

     The following unaudited pro forma condensed consolidated balance sheets and related notes are presented to show the effects of the Asset Sale. The pro forma condensed consolidated balance sheets are based on the assumption that the Asset Sale occurred effective December 29, 2004.

     Pro forma data are based on assumptions and include adjustments as explained in the notes. The pro forma data are not necessarily indicative of the financial results that would have been obtained had the sale occurred on the date referenced above.

                        EACO Corporation
         Unaudited Pro Forma Consolidated Balance Sheets
                     As of December 29, 2004



Pro Forma                                EACO          Adjustments        EACO Corporation
                                         Corporation   for the Proposed   (Pro Forma for the
                                         Historical    Transactions       the Transaction)
                                         ----------    -----------------  -------------------
ASSETS
Current assets:
Cash  and cash equivalents              $   151,100    $25,522,600  (A)
                                                       (13,792,900) (B)     $11,880,800
  Receivables                                81,300                              81,300
  Inventories                               235,200       (235,200) (A)              --
  Prepaid and other current assets          426,800       (265,100) (A)         161,700
                                            -------    ------------         ------------
    Total current assets                    894,400      11,229,400          12,123,800

Certificate of deposit-held to maturity     300,000                             300,000

Note Receivable                                           4,000,000  (A)(1)   4,000,000

Property and equipment:
  Land                                    6,967,200      (6,378,900) (A)        588,300
  Buildings and improvements             24,933,100     (21,990,900) (A)      2,942,200
  Equipment                              11,880,000      (8,834,300) (A)      3,045,700
  Construction in progress                  138,800        (138,800) (A)             --
                                        -----------     ------------          -----------
                                         43,919,100     (37,342,900)          6,576,200
 Accumulated depreciation               (18,051,600)     13,521,400  (A)     (4,530,200)
                                        ------------    ------------         ------------
     Net property and equipment          25,867,500     (23,821,500)          2,046,000

Other assets, principally deferred
  financing costs, net Of accumulated
  amortization                              727,100        (607,100) (B)        127,700
                                        ------------    ------------         ------------
                                        $27,789,000     ($9,199,200)        $18,589,800
                                        ===========     ============        =============
LIABILITIES AND  SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                       $1,079,400                          $1,079,400
  Accrued liabilities                     1,778,000        $(70,900) (A)      1,707,100
  Current portion of workers
    compensation liability                  569,500                             569,500
  Current portion of long-term debt         917,200        (806,200) (B)        111,000
  Current portion of obligation under
    capital lease                            77,300         (77,300) (A)             --
  Income taxes payable                           --       1,163,000  (C)      1,163,000
                                        -----------      ----------          ------------
      Total current liabilities           4,421,400         208,600           4,630,000

Deferred rent                                79,200         (79,200) (A)             --
Deposit liability                            23,300                              23,300
Workers compensation liability              628,500                             628,500
Long-term debt                           14,774,000     (12,986,700) (B)      1,787,300
Deferred gain                             1,169,400      (1,169,400) (A)             --
Obligations under capital lease           3,941,400      (3,941,400) (A)             --
                                         ----------     ------------          -----------
      Total liabilities                  25,037,200     (17,968,100)          7,069,100

Commitments and contingencies
Shareholders' equity:
  Preferred stock of $.01 par;
   authorized 10,000,000 shares;
   outstanding 36,000 shares                    400                                 400
  Common stock of $.01 par;
   authorized 8,000,000 shares;
   outstanding 3,881,899 shares              38,800                              38,800
  Additional paid-in capital             10,909,800                          10,909,800
  Accumulated deficit                    (8,197,200)      10,539,000  (A)
                                                            (607,100) (B)
                                                          (1,163,000) (C)       571,700
  Accumulated other comprehensive income         --
                                         -----------     ------------        ------------
      Total shareholders' equity          2,751,800        8,768,900         11,520,700
                                         -----------     ------------        ------------
                                        $27,789,000      ($9,199,200)       $18,589,800
                                        ===========      ============       =============


Represents the sale of 16 restaurants to Banner Buffets, LLC for $25,950,000 cash plus $4 million note. Assumes $600,000 closing costs, $24,400 store cash kept by buyer, and purchase price adjustments of $64,400 construction in process and $132,500 for prepaid expenses, per the sale agreement. Purchase also includes assumption of leases, so obligations under capital lease are paid off. Deferred gains also recognized as a result of sale of the related properties.
Payment of GE Capital mortgage for 12 stores upon closing of sale. Loan fee assets and franchise fee assets associated with the transaction are written off.
Estimated income tax liability from the transaction, after use of NOL and capital loss carryforwards.

(1) The $4 million note is secured by property valued at less than $1 million.

            APPRAISAL RIGHTS OF COMPANY SHAREHOLDERS

     Under Chapter XIII of the Florida Business Corporation Act, Company shareholders have the right to object to the Asset Sale and demand in writing that the Company pay the fair value of their shares. Fair value means the value of the Company's shares determined (a) immediately before the effectuation of the corporate action to which the shareholder objects; (b) using customary and current valuation concepts and techniques generally employed for similar business, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion  would  be  inequitable  to  the  corporation  and  its remaining shareholders. Shareholders who elect to exercise appraisal rights must comply with all of the procedures set in Chapter XIII to preserve those rights. These procedures are complicated and must be followed completely. Failure to comply with Chapter XIII may cause a termination of your appraisal rights. The following information is only a summary of the required procedures and is qualified in its entirety by reference to the provisions of Chapter XIII. Please review Chapter XIII, a copy of which is attached to this Information Statement as Exhibit __ for the complete procedures. Neither the Company nor the Buyer will give you any notice other than as described in this document and is required by the Florida Business Corporation Act.

NOTICE OF APPRAISAL RIGHTS

     Chapter XIII requires that we notify our shareholders that appraisal rights will be available not less than 20 days before the action is taken that requires shareholder approval. This Information Statement constitutes the Company's notice to our shareholders of the availability of appraisal rights.

WRITTEN DEMAND FOR APPRAISAL

     You must deliver a written demand for appraisal to the Company within 20 days from the date of mailing of this Information Statement. A shareholder who does not timely submit this notice is not entitled to receive payment under Chapter XIII.

CONTINUOUS OWNERSHIP OF SHARES

     You must continuously hold your shares of Company stock from the date you make the demand for appraisal through the closing of the Asset Sale.

REQUIREMENTS FOR WRITTEN DEMAND FOR APPRAISAL

     A written demand for appraisal must be signed by, or in the name of, the shareholder of record who owns the shares at the time the demand is made. If you are the beneficial owner of stock but not the shareholder of record, you must have the shareholder of record submit the demand for appraisal. If you are a record owner, such as a broker, who owns Company stock as nominee for others, you may exercise appraisal rights with respect to shares held for one or more beneficial owners while not exercising appraisal rights for other beneficial owners. In this case, you should specify in the written demand for appraisal the number of shares as to which you wish to demand appraisal and the names and addresses of each beneficial owner on whose behalf appraisal rights are being asserted.

ADDRESS

     If you elect to exercise your appraisal rights, you should address the written demand to EACO Corporation, Attention: Edward Alexander, 2113 Florida Boulevard, Neptune Beach, Florida 32266. As noted above, we must receive this demand within 20 days after the mailing of this Information Statement.

APPRAISAL NOTICE AND FORM

     If the Asset Sale becomes effective, the Company will send a written appraisal notice to each shareholder who timely sends the required demand to the Company. The notice will contain the Company's estimation of the fair value of the shareholder's shares immediately prior to the sale and its offer to pay that estimated value in cash. That notice will be sent no later than 10 days from the effective date of the Asset Sale and will include a form that provides for the shareholder to state:

          (a)  The shareholder's name and address.

          (b) The number, classes and series of shares as to which the shareholder asserts the appraisal rights.

          (c) That the shareholder did not vote for the transaction.

          (d) Whether the shareholder accepts the Company's offer to pay its estimation of the fair value of the shares.

          (e) If that offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

The appraisal notice will say where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited. It will include a date by which the Company must receive the form, which date may be not fewer than 40 days nor more than 60 days after the date that the appraisal notice and form are sent. The notice will also give information on the shareholder's rights to withdraw the demand for appraisal. The notice will be accompanied by financial statements of the Company including a balance sheet, an income statement, and a cash flow statement for the last fiscal year together with interim financial information, if any.

PERFECTION OF RIGHTS

     A shareholder who wishes to exercise appraisal rights must execute and return the form together with certificated shares in accordance with the terms of the notice or the demand for appraisal is void. Once the shareholder returns the executed form and the certificated shares, that shareholder loses all rights as a shareholder unless the shareholder withdraws the demand. The shareholder who has timely filed the form and the certificated shares may nevertheless decline to exercise appraisal rights and withdraw from the appraisal proceedings by notifying the Company in writing by date set forth in the appraisal notice.

SHAREHOLDER'S ACCEPTANCE

     If the shareholder states on the appraisal form that the shareholder accepts the offer of the Company to pay its estimated fair value of the shares, the Company will make the payment to the shareholder within 90 days after the Company's receipt of the form. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

PROCEDURE IF SHAREHOLDER IS DISSATISFIED WITH OFFER

     A shareholder who is dissatisfied with the Company's offer to pay its estimated value of the shares must notify the Company on the appraisal form and give that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest. The shareholder who fails to notify the Company in writing of the shareholder's demand to be paid the shareholder's stated estimate of the fair value waives the right to demand payment and is entitled only to the payment offered by the Company.

COURT ACTION

     If the shareholder makes demand for payment which remains unsettled, the Company shall commence a proceeding within 60 days in the Circuit Court in Duval County, Florida and petition the court to determine the fair value of the shares immediately prior to the sale and accrued interest. If the Company does not commence the proceeding within the 60 day period, any shareholder who has made a demand may do so in the name of the Company. All shareholders whose demand remains unsettled shall be made parties to the proceeding.

COURT COSTS AND COUNSEL FEES

     The court in an appraisal proceeding determines all costs of the proceeding including reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against the Company except that the court may assess costs against all or some of the shareholders demanding appraisal in amounts that the court finds equitable to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Chapter XIII. The court may also assess fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable. In making its determination as to the fair value of the Company's shares, the court may find that the value is more than, the same as or less than the estimate of fair value offered by the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                        AND OF MANAGEMENT

     The table set forth below presents certain information regarding beneficial ownership of the Company's common stock (the Company's only voting security), as of March 16, 2005, by
(i) each shareholder known to the Company to own, or have the right to acquire within sixty (60) days, more than five percent (5%) of the common stock outstanding, (ii) each named executive officer and director of the Company, and (iii) all officers and directors of the Company as a group.




                                     Amount of Common Stock    Percent of
      Name of Beneficial Owner       Beneficially Owned(1)     Class(2)
      ------------------------       ----------------------    ----------
      Edward B. Alexander                           21,600           .6%

      Stephen Catanzaro                             19,113           .5%

      Glen F. Ceiley (3)                         2,410,985         62.1%

      Jay Conzen                                    41,113          1.1%

      William L. Means                              16,113           .4%

      All Executive Officers                     2,508,924         64.6%
      and  Directors  as a Group




(1) Included in such beneficial ownership are shares of common stock which may be acquired immediately or within sixty (60) days upon the exercise of certain options; Edward B. Alexander, 21,600 shares; Jay Conzen, 25,000 shares; and all executive officers and directors as a group, 46,600 shares.

(2) The percentages represent the total of the shares listed in the adjacent column divided by the issued and outstanding shares of common stock as of March 16, 2005, plus any stock options or warrants exercisable by such person within sixty
     (60) days of March 16, 2005.

(3) Based on information set forth by Mr. Ceiley in response to a questionnaire from the Company as of March 16, 2005; Glen F. Ceiley, owns 1,913,443 shares, individually; Zachary Ceiley, Mr. Ceiley's son, owns 1,300 shares; and the Bisco Industries Profit Sharing and Savings Plan (the "Bisco Plan") owns 496,242 shares. Mr. Ceiley has the sole power to vote and dispose of the shares of common stock he owns individually and the power to vote and to dispose of the shares owned by his son, and the Bisco Plan. The address for Mr. Ceiley and the Bisco Plan is 1500 North Lakeview Avenue, Anaheim, CA 92807.

                              By Order of the Board of Directors



                              Edward Alexander
                              President

Dated:  April ___, 2005

                         EXHIBIT A








                    ASSET PURCHASE AGREEMENT

                             BETWEEN

                       BANNER BUFFETS, LLC
                            as Buyer

                               and

                        EACO CORPORATION
                            as Seller

                 * * * * * * * * * * * * * * * *

                        February 22, 2005

                    ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (this "Agreement") is entered into as of the 22nd day of February, 2005, by and between Banner Buffets, LLC, a Delaware limited liability company (the "Buyer"), and EACO Corporation, a Florida corporation, (the "Seller").

     WHEREAS, Seller presently owns and operates six (6) Ryan's franchise restaurants (the "Ryan's Restaurants"), four (4) Whistle Junction restaurants (the "WJ Restaurants") and six (6) Florida Buffet restaurants (the "FB Restaurants") (the Ryan's Restaurants, WJ Restaurants and FB Restaurants are collectively referred to as "Restaurants" and individually as a "Restaurant"), as further identified on Schedule 1 attached hereto;

     WHEREAS, Seller desires to sell, transfer and assign to Buyer, and Buyer desires to purchase and acquire from Seller, the Restaurants together with all rights and interests of Seller in, to and under all agreements, contracts and other assets relating to the business of owning and operating the Restaurants (the "Business") on the terms and subject to the conditions set forth in this Agreement (the "Acquisition").

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

             ARTICLE I.  PURCHASE AND SALE OF ASSETS
             ---------------------------------------

     SECTION 1.1 ASSETS TO BE TRANSFERRED. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date Seller shall sell, transfer and assign to the Buyer all of Seller's right, title, and interest in and to the business, property, and assets (excepting only the assets specifically identified as "Excluded Assets" in Section 1.2 hereof) used in or relating to the operation of the Restaurants (the "Assets"), including, but not limited to:

          (a) All fixtures, equipment, machinery, trade fixtures, leasehold improvements, point of sale hardware and software, telephone equipment, service, replacement and spare parts, and service and replacement equipment located at the Restaurants or stored off site for use at any of the Restaurants, and all other personal property not included in Inventory (as hereinafter defined) owned, utilized or held for use by Seller on the Closing Date located at the Restaurants and all dishes, glassware, utensils and other smallwares located at the Restaurants (the "Equipment"), all of which are set forth on
Schedule 1.1(a) attached hereto;

          (b) All intangible personal property, business records (including pictures, historical records and archived business records related to the Restaurants and their respective brands), customer lists (to the extent of their existence) and all goodwill of the Restaurants (the "Intangible Property");

          (c) All of the real property owned by the Seller, which real property includes all buildings, fixtures, parking facilities and other improvements located thereon and easements and appurtenances thereto (the "Real Property"), which properties are identified and legally described in Schedule 1.1(c) attached hereto;

          (d) All of Seller's interest in all real property leases to which Seller is party that are used by or associated with the Restaurants (the "Real Property Leases"), all of which leases are set forth in Schedule 1.1(d) attached hereto, which shall be assumed in accordance with Section 1.3 hereof;

          (e) All rights under leases affecting any personal property with Seller as lessee, and all contracts, advertisement contracts, books of account, files, papers, and all records located at the Restaurants, in each case listed on Schedule 1.1(e) attached hereto (the "Contracts"), which shall be assumed at the option of Buyer in accordance with Section 1.3 hereof;

          (f) All cash in the cash drawers and safes of each Restaurant (the "Cash Drawers") at the close of business on the Closing Date, not to exceed $1,500 per Restaurant;

          (g)  [RESERVED]

          (h) All rights and benefits of Seller under and pursuant to all licenses, permits, and approvals of Seller relating to the Restaurants or the operation thereof, to the extent transferable with or without consent of a third party;

          (i) All Seller's inventory for the Restaurants which shall include food and beverage inventory, uniforms, supplies, paper goods and products, and promotional items that are marketable and useable as of the Closing Date (the "Inventory");

          (j) All deposits, receivables and prepaid expenses related to the Restaurants agreed to be acquired by Purchaser
(collectively, the "Prepaid Expenses") all of which expenses are set forth in Schedule 1.1(j) attached hereto;

          (k) All trademarks, service marks, trade names, copyrights, trade secrets, know-how associated with the Restaurants, (including, but not limited to, the names "Whistle Junction" and "Florida Buffet," any prototype plans, memos, other work products of consultants or architects and trade secrets such as recipes (including such recipes or formulas currently in the name of the Seller used exclusively in the Restaurants), operating systems and manuals or other tangible materials embodying technology, proprietary information or other intellectual property rights of Seller and used in connection with the Restaurants) and other proprietary confidential information related to the Restaurants ("Intellectual Property"), except that Seller does not have the right to and will not transfer any Intellectual Property relating to the trademark "Ryan's" or any Intellectual Property related to the operation of the Ryan's Restaurants;

          (l) Any memorabilia used for decor in the Restaurants owned by Seller and located in the Restaurants;

          (m) The current telephone listings of the Restaurants and the right to use the telephone and facsimile numbers currently being used at the Restaurants; and

          (n) All of Seller's books, records and other documents and information relating to the Assets or the business of the Restaurants, including, without limitation, inventory records, purchase orders and invoices, sale orders and sales order log books, customer and marketing information and records, correspondence, employee payroll and personnel records, and product and merchandise data, all floor plans and construction and architectural drawings and conversion plans, and material lists in the possession of Seller which relate to the FB Restaurants and WJ Restaurants to the extent transferable.

     SECTION   1.2     EXCLUDED ASSETS.    Notwithstanding   any
provision of this Agreement to the contrary, Buyer does not purchase, and the Seller does not sell, any of the following assets (i) all bank balances, sales and income tax reserves and store receipts up to (but not including) the Closing Date; (ii) all contracts, arrangements and understandings which are not capable of being transferred or assigned; (iii) tax and insurance refunds relating to actions or time periods prior to the Closing Date, and (iv) assets of the Seller unrelated to the Restaurants or the business conducted at the Restaurants (collectively, the "Excluded Assets").

     SECTION  1.3     ASSUMPTION OF LIABILITIES.   Buyer   will
assume, pay, perform in accordance with their terms or otherwise satisfy, from and after the Closing Date: (i) the Real Property Leases, (ii) all utility, telephone, yellow page and advertising expenses, taxes, and other fees and costs, (collectively, the "Expenses" or singularly, an "Expense"), whether prepaid or yet to be charged, related to obligations and time periods subsequent to the Closing Date; and (iii) the Contracts, to the extent that Buyer elects to assume such Contracts in its sole discretion and
(iv) all obligations that relate to ownership or tenancy of the Real Property.

     SECTION 1.4    EXCLUDED LIABILITIES.

          (a) Other than as set forth in Section 1.3, Seller shall retain, and Buyer shall not assume, and nothing contained in this Agreement shall be construed as an assumption by Buyer of, any liabilities, obligations or undertakings of Seller of any nature whatsoever, whether accrued, absolute, fixed or contingent, known or unknown due or to become due, unliquidated or otherwise. Seller shall be responsible for all of the liabilities, obligations and undertakings of Seller not assumed by Buyer pursuant to Section 1.3 hereof.

          (b) Seller shall be responsible for all Expenses incurred prior to the Closing Date and Buyer shall be responsible for all Expenses incurred from and after the Closing Date. Seller shall use reasonable efforts to determine Expenses as of the Closing Date and shall submit its estimation of such Expenses to the Buyer not less than five (5) days prior to the Closing Date. If any Expense cannot be determined as of the Closing Date, Buyer and Seller agree to prorate such Expense based on the number of days of Buyer's and Seller's respective occupation of the Restaurants during the month in which the Closing occurs compared to the total number of days in the month. Any party required to pay an adjustment amount for prorated Expenses shall pay such amount not later than fifteen (15) days after presentation to such party of a statement prepared by the party to whom the adjustment amount is owed. Seller further agrees to execute any document required to transfer any account related to any Expense to Buyer, including the transfer of any deposits in connection with such Expenses.

          (c) Seller shall be responsible for and shall pay when due all sales and use taxes, any applicable transfer taxes, franchise fees and any other costs, fees and expenses associated with the sale, transfer and assignment of the Assets or any portion of the same to Buyer, but not any other taxes associated with Buyer's financing.

     SECTION 1.5    PURCHASE PRICE AND PAYMENT.

     PURCHASE PRICE. The purchase price (the "Purchase Price") for the Restaurants and the Assets shall be the amount set forth below plus the value of the liabilities assumed by Buyer pursuant to Section 1.3.

     PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid at the Closing as follows:

               (i)    Twenty-Five  Million  Four  Hundred   Fifty
          Thousand  Dollars and No/100 ($25,450,000.00) in  cash;
          plus

               (ii) The Deposit in cash; plus

               (iii)      One-half of the aggregate  sum  of  the
          Prepaid Expenses set forth on Schedule 1.1(j) attached hereto; plus

               (iv) An additional cash payment of up to Two Hundred Fifty Thousand Dollars and No/100 ($250,000.00) for each Ryan's Restaurant converted to a WJ Restaurant from February 1, 2005, through the Closing (such actual amount to be equal to all out-of-pocket costs incurred by Seller in connection with the conversion based on documentation reasonably required by Buyer to support such expenditures;

               (v) Four Million Dollars and No/100 ($4,000,000.00) paid by delivery of a secured promissory note (the "Note") in form and substance identical to the form attached hereto as Exhibit 1.5 which contains the following terms:

     The principal balance of the Note shall be secured by the assets identified on Schedule 1.5 attached hereto and shall bear simple interest at the fixed rate of eight (8.0%) per annum and shall be payable in monthly installments of interest only, with principal payments in accordance with the following schedule:

          (a)    Seller   shall   have  received   the   sum   of
$1,500,000.00 twenty-four (24) months following the Closing Date;

          (b)     Seller   shall  have  received   the   sum   of
$1,500,000.00 thirty-six (36) months following the Closing  Date;
and

          (c) All principal and accrued but unpaid interest thereon shall be due forty-eight (48) months following the Closing Date.

     The principal amount of the Note will be credited with $173,333.00 if Buyer exercises its right to purchase the DeLand
Restaurant within 30 days following the Closing and consummates the purchase within 9 months from the Closing.

     The  additional consideration, if any, described on Schedule
1.5 attached hereto.

     SECTION 1.5 ESCROW DEPOSIT. Concurrently with Buyer's execution of this Agreement, Buyer shall deliver to Lawyers Title Insurance Corporation (the "Title Company") in cash by wire transfer, the sum of Five Hundred Thousand Dollars and No/100 ($500,000.00) as the escrow deposit ("Deposit") pursuant to the Escrow Agreement attached hereto as Exhibit 1.5(c).

     SECTION  1.6    ALLOCATION OF PURCHASE PRICE.  On or  before
the Closing Date, the parties shall mutually agree on the allocation of the Purchase Price among the Assets. Seller and Buyer shall execute and file any of their respective tax returns and other tax information on a basis that is consistent with the allocations made pursuant to this Section 1.6. Seller shall provide Buyer with any information reasonably required by Buyer to prepare its tax return or to otherwise comply with any federal, state or local tax rules or regulations. Each party shall duly and timely file Form 8594 with its appropriate tax returns.

      ARTICLE II.  REPRESENTATIONS AND WARRANTIES OF SELLER
      -----------------------------------------------------

     As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Seller represents and warrants to Buyer as follows, which representations and warranties are true and correct on the date hereof and shall remain true and correct on the Closing Date:

     SECTION   2.1   ORGANIZATION AND QUALIFICATION.    EACO
Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The nature of the Restaurants' business or the Assets does not require Seller to be licensed or qualified in any other jurisdiction.

     SECTION 2.2 SUBSIDIARIES. The Assets do not include any stock, partnership interest, joint venture interest or any other security or ownership interest issued by any other corporation, organization or entity. Seller has no subsidiaries.

     SECTION   2.3  POWER AND AUTHORITY.   Seller  has   the
requisite corporate power and authority and all authorizations, permits, licenses and certifications necessary to own, lease and operate the Assets and to carry on the business of the Restaurants as now being conducted.

     SECTION 2.4 EXECUTION, DELIVERY; VALID AND BINDING AGREEMENT. The execution, delivery and performance of this
Agreement by Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Seller, and, except for approval by Seller's shareholders, no other proceedings on its part are necessary to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes, and when executed and delivered, the other documents and instruments to be executed
and   delivered   by  Seller  pursuant  hereto  (the   "Ancillary
Agreements") will constitute, the valid and binding obligations of Seller, enforceable in accordance with their terms.

     SECTION  2.5   NO VIOLATION.  Neither the  execution  and
delivery of this Agreement or the Ancillary Agreements, the consummation of the transactions contemplated hereby or thereby, nor the performance of the Seller's obligations hereunder and thereunder will (i) violate, conflict with or result in any breach of any trust agreement, Articles of Incorporation, bylaws, judgment, decree, order, statute or regulation applicable to Seller, (ii) violate, conflict with or result in a material breach, material default or termination or give rise to any right of termination, cancellation or acceleration of the maturity of any payment date of any of the obligations of Seller or increase or otherwise materially affect the obligations of Seller under any law, rule, regulation or any judgment, decree, order, governmental permit, license or order or any of the terms, conditions or provisions of any mortgage, indenture, note, license, agreement or other instrument or obligation related to Seller or to Seller's ability to consummate the transactions contemplated hereby or thereby, except that landlords' consent may be required for assignment of Real Property Leases, (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or (iv) result in the creation of any claim or lien upon the Assets.

     SECTION 2.6    TITLE TO PROPERTIES.

          (a) The Real Property owned by Seller and the real property demised by the Real Property Leases (the "Leased Parcels") constitutes all of the real property owned, used or occupied by Seller used in connection with operation of the
Restaurants. The Real Property and Leased Parcels have access, sufficient for the operation of the Restaurants as now conducted, to public roads and to all utilities, including electricity, sanitary and storm sewer, potable water, natural gas and other utilities, used in the operation of the Restaurant at that location. To Seller's actual knowledge without inquiry, there is not (i) any claim of adverse possession involving any of the Restaurants, (ii) any building or other structure which encroaches on the boundaries of any of the Real Property or Leased Parcels except as may be shown by the Surveys, or (iii) any structure of any other party which encroaches on the boundaries of any of the Restaurants except as may be shown by the Surveys.

          (b) The Real Property Leases are in full force and effect, and Seller holds a valid and existing leasehold interest under each of the Real Property Leases for the term set forth in
Schedule 2.6(b) attached hereto. Seller has delivered to Buyer complete and accurate copies of each of the Real Property Leases, and none of the Real Property Leases has been modified in any respect, except to the extent that such modifications are disclosed by the copies delivered to Buyer. To the best of Seller's knowledge, Seller is not in default beyond applicable cure periods, and no circumstances exist which, if unremedied, would, either with or without notice or the passage of time or both, result in such default under any of the Real Property Leases; nor, to the knowledge of Seller, is any other party to any of the Real Property Leases in default. Seller has not, and to the knowledge of Seller, the lessors under any of the Real Property Leases have not (i) subleased or assigned any of its rights and obligations under the Real Property Leases to any other party, or (ii) granted any possessory right in any of the Assets to any other person. Seller is in sole possession, use and quiet enjoyment of the Real Property and the Leased Parcels.

          (c)   Seller  owns  good and marketable  title  to  the
Assets, including each parcel of Real Property and each of the tangible properties and tangible assets reflected on the Latest Balance Sheet (as defined in Section 2.12 hereof) or acquired since the date thereof, free and clear of all liens and encumbrances, except for (i) liens for current taxes not yet due and payable, (ii) liens set forth on Schedule 2.6(c) attached hereto, (iii) the properties subject to the Real Property Leases,
(iv) assets disposed of since the date of the Latest Balance Sheet in the ordinary course of business, (v) liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers and materialmen and (vi) liens in respect of pledges or deposits under workers' compensation laws, all of which liens aggregate less than $5,000, and (vii) matters shown on the Title
Commitment. The Assets comprise all of the property and assets (except for Excluded Assets) necessary to permit Buyer to operate the Restaurants as they are presently operated.

          (d) Schedule 2.6(d)(1) attached hereto sets forth a description of all the Assets which constitute equipment, machinery, motor vehicles, furniture, fixtures, furnishings and leasehold improvements. Except as otherwise described in
Schedule 2.6(d)(2), all of the buildings, machinery, equipment and other tangible assets necessary for the operation of the Restaurants are in good condition and repair, ordinary wear and tear excepted, and are usable in the ordinary course of business. The parties agree that Seller shall pay up to, but not exceeding, One Hundred Thousand Dollars ($100,000.00) for repairs to the items described on Schedule 2.6(d)(2), provided that each claim for repair shall equal or exceed the sum of One Thousand Dollars ($1,000.00). The parties agree that such repairs shall not be included in the Damages described in Section 10.2. To Seller's knowledge there are no defects in such assets or other conditions relating thereto which, in the aggregate, materially adversely affect the operation of the Restaurants. Seller owns, or leases under valid leases, all buildings, machinery, equipment and other tangible assets necessary for operation of the Restaurants.

          (e) To the best of Seller's knowledge, Seller is not in violation of any applicable zoning ordinance or other law, regulation or requirement relating to the operation of any properties used in the operation of the Restaurants, and Seller has not received any notice of any such violation, or the existence of any condemnation proceeding with respect to any of the Real Property or Leased Parcels, except, in each case, with respect to violations the potential consequences of which do not or will not have a material adverse effect on the Restaurants.

          (f) Seller has no knowledge of improvements made or contemplated to be made by any public or private authority, the costs of which are to be assessed as special taxes or charges against any of the Real Property or Leased Parcels, and there are no present assessments.

     SeCTION  2.7  LABOR AND EMPLOYEE RELATIONS.    Except  as
set forth in Schedule 2.7 attached hereto, and only with respect to employees of Seller who perform functions in connection with the Business: (a) to the knowledge of Seller, no employee of Seller and no group of the Seller's employees has any plans to terminate his, her or its employment; (b) Seller has complied with all laws relating to the employment of labor, including provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes; (c) Seller has no material labor relations problem pending and its labor relations are satisfactory; (d) there are no workers' compensation claims pending against Seller nor is Seller aware of any facts that would give rise to such a claim;
(e) to the knowledge of Seller, no employee of Seller is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in connection with the Restaurants; and (f) no employee or former employee of Seller has any claim with respect to any Intellectual Property or Seller's rights therein. Schedule
2.7 attached hereto lists, as of the date of this Agreement, each employee of Seller who performs functions in connection with the Restaurants and the position, title, remuneration (including any scheduled salary or remuneration increases), date of employment and accrued vacation pay of each such employee. Seller shall update Schedule 2.7 attached hereto as of the Closing Date. All Employees are employees-at-will and are employed for an indefinite term.

     SECTION  2.8    GOVERNMENTAL APPROVALS.   Except  for  the
applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act") and the Securities Exchange Act of 1934 and the regulations promulgated thereunder (the "Exchange Act"), the Seller is not required to submit any notice, report or other filing with any governmental authority in connection with the execution or delivery by it of this Agreement or the consummation of the transactions contemplated hereby. Except as set forth on Schedule 2.8 attached hereto, no consent, approval, authorization or other action by any governmental or regulatory authority is required to be obtained by Seller in connection with its execution, delivery and performance of this Agreement. Seller acknowledges that Buyer is not familiar with the HSR Act or any other approvals which Seller may be required to obtain.

     SECTION 2.9    COMPLIANCE WITH LAW; LICENSES; PERMITS.

          (a) To Seller's knowledge, Seller has complied in all material respects with all applicable laws, regulations and other requirements, including, but not limited to, federal, state, local and foreign laws, ordinances, rules, regulations and other requirements pertaining to product labeling, consumer products safety, equal employment opportunity, employee retirement,  the Americans  with  Disabilities Act, affirmative
action  and  other hiring   practices,  occupational  safety  and
health,  workers' compensation, unemployment and building and zoning  codes,  which are  applicable  to the Restaurants or the
Assets and to which Seller is or may be subject, and no claims have been filed against Seller alleging a violation of any such laws, regulations or other requirements. Except as set forth on
Schedule 2.9 attached hereto, Seller has no knowledge of any action, pending or threatened, to change the zoning or building ordinances or any other laws, rules, regulations or ordinances affecting the
Restaurants  or  the  Assets.   Seller  is  not  relying  on  any
exemption from or deferral of any such applicable law, regulation or other requirement that would not be available to Buyer after it acquires the Assets.

          (b) Seller has, in full force and effect, all licenses, permits and certificates, from federal, state, local and foreign authorities (including, without limitation, federal and state agencies regulating occupational health and safety) necessary to operate the Restaurants and to own and operate the Assets (other than Environmental Permits, as such term is defined in Section 2.19(c) hereof) (collectively, the "Permits"). A true, correct and complete list of all Permits is set forth in
Schedule 2.9(b) attached hereto, with an indication as to whether the Permit is assignable to Buyer. Seller has conducted its business in compliance with all material terms and conditions of the Permits.

          (c) Seller has not violated and has no liability, and has not received a notice or charge asserting any violation of or liability under, the federal Occupational Safety and Health Act of 1970 or any other federal or state acts (including rules and regulations thereunder) regulating or otherwise affecting employee or consumer health and safety in connection with the Restaurants or the Assets.

     SECTION 2.10   EMPLOYEE BENEFITS.

          (a) Except as set forth in Schedule 2.10(a) attached hereto, with respect to all employees and former employees of Seller who perform or performed functions in connection with the Restaurants and all dependents and beneficiaries of such employees and former employees: (i) Seller does not maintain or contribute to any nonqualified deferred compensation or retirement plans, contracts or arrangements; (ii) Seller does not maintain or contribute to any qualified defined contribution plans (as defined in Section 3(34) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 414(i) of the Code; (iii) Seller does not maintain or contribute to any qualified defined benefit plans (as defined in Section 3(35) of ERISA or Section 414(j) of the Code); and (iv) Seller does not maintain or contribute to any employee welfare benefit plans (as defined in Section 3(1) of ERISA).

          (b) To the extent required (either as a matter of law or to obtain the intended tax treatment and tax benefits), all employee benefit plans (as defined in Section 3(3) of ERISA)
which Seller does maintain or to which it does contribute (collectively, the "Plans") comply in all material respects with the requirements of ERISA and the Code. With respect to the Plans, (i) all required contributions which are due have been made and a proper accrual has been made for all contributions due in the current fiscal year; (ii) there are no actions, suits or claims pending, other than routine uncontested claims for benefits; and (iii) there have been no prohibited transactions (as defined in Section 406 of ERISA or Section 4975 of the Code).

          (c) Buyer has received true and complete copies of (i) the most recent determination letter, if any, received by Seller from the Internal Revenue Service regarding the Plans which Seller maintains or to which it contributes and any amendment to any Plan made subsequent to any Plan amendments covered  by  any
such determination letter; (ii) the most recent financial statements and annual report or return for the Plans; and (iii) the most recently prepared actuarial valuation reports.

          (d) Seller does not contribute (and has not ever contributed) to any multi-employer plan, as defined in Section 3(37) of ERISA. Seller has no actual or potential liabilities under Section 4201 of ERISA for any complete or partial withdrawal from a multi-employer plan. Seller has no actual or potential liability for death or medical benefits after separation from employment, other than (i) death benefits under the employee benefit plans or programs (whether or not subject to ERISA) set forth in Schedule 2.10(d) attached hereto and (ii) health care continuation benefits described in Section 4980B of the Code.

          (e) Neither Seller nor any of its directors, officers, employees or other "fiduciaries", as such term is defined in
Section 3(21) of ERISA, has committed any breach of fiduciary responsibility imposed by ERISA or any other applicable law with respect to the Plans which would subject Seller, Buyer, Buyer's subsidiaries or any of their respective officers, members, managers or employees to any liability under ERISA or any applicable law.

          (f) Seller has not incurred any liability for any tax or civil penalty or any disqualification of any employee benefit plan (as defined in Section 3(3) of ERISA) imposed by Sections 4980B and 4975 of the Code and Part 6 of Title I and Section 502(i) of ERISA.

     SECTION  2.11     CONTRACTS.   The Contracts  identified  on
Schedule 1.1(e) attached hereto and on Schedule 2.11 attached hereto (Contracts not assigned), together with the Real Property Leases, comprise a true, correct and complete list of all material leases, contracts and commitments necessary for the operation of the Restaurants. Seller has delivered to Buyer true and complete copies of all Contracts on Schedules 1.1(e) and 2.11 attached hereto (including all amendments and modifications thereto) and has provided to Buyer a complete description of all Contracts which are not in writing. Except as set forth in
Schedule 2.11 attached hereto each Contract is valid and enforceable, and is full force and effect. Seller has performed all the obligations required to be performed by it, has not received any notice of default and is not in default, with due notice or lapse of intention of not fully performing all its obligations under each of the Contracts, and Seller has no knowledge of any breach of or anticipated breach by the other party to any of the Contracts to which Seller is a party. None of the Contracts has been terminated. To Seller's knowledge, no notice has been given by any party thereto of any alleged default by any party thereunder, and Seller is not aware of any intention or right of any party to declare another party to any of the Contracts to be in default.

     SECTION 2.12 FINANCIAL STATEMENTS. Seller has delivered to Buyer copies of (a) the unaudited balance sheet, as of November 30, 2004, of the Restaurants (the "Latest Balance Sheet") and the unaudited statements of earnings, shareholders' equity and cash flows of the Business for the nine month period ended September 30, 2004 (such statements and the Latest Balance Sheet being herein referred to as the "Latest Financial Statements") and (b) the audited balance sheets, as of December 31, 2001, 2002 and 2003 of the Restaurants and the audited statements of earnings, shareholders' equity and cash flows of the Business for each of the years ended December 31, 2001, 2002 and 2003 (collectively, the "Annual Financial Statements"). The Latest Financial Statements and the Annual Financial Statements are based upon the information contained in the books and records of Seller and fairly present the financial condition of the business as of the dates thereof and results of operations for the periods referred to therein. The Annual Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods indicated.

The Latest Financial Statements  have  been prepared in accordance
with  generally  accepted   accounting principles  applicable to
unaudited interim financial statements (and thus may not contain all notes and may not contain prior period comparative data which
are required  to  be  prepared  in accordance   with   generally
accepted  accounting   principles) consistently with the Annual
Financial Statements and reflect all adjustments necessary to a fair statement of the results for the interim period(s) presented.

     SECTION  2.13    ABSENCE OF UNDISCLOSED LIABILITIES.   With
respect to the Assets or the operations of the Restaurants, Seller has no liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due, whether known or unknown, and regardless of when asserted) arising out of transactions or events heretofore entered into, or any action or inaction, or any state of facts existing, with respect to or based upon transactions or events heretofore occurring, except
(i) as reflected in the Latest Balance Sheet, (ii) liabilities which have arisen after the date of the Latest Balance Sheet in the ordinary course of business (none of which is a material uninsured liability for breach of contract, breach of warranty, tort, infringement, claim or lawsuit), or (iii) as otherwise set forth in Schedule 2.13 attached hereto.

     SECTION 2.14 NO MATERIAL ADVERSE CHANGES. Since the date of the Latest Balance Sheet (the "Balance Sheet Date"), there has been no material adverse change in the assets, financial condition, operating results, customer, employee or supplier relations, business condition or prospects of Seller.

     SECTION  2.15   ABSENCE OF CERTAIN DEVELOPMENTS.  Since  the
Balance Sheet Date, Seller has not in each case, with respect to the Restaurants or the Assets:

          (a) borrowed any amount or incurred or become subject to any liability in excess of $5,000, except (i) current liabilities incurred in the ordinary course of business and (ii) liabilities under contracts entered into in the ordinary course of business;

          (b) mortgaged, pledged or subjected to any lien, charge or any other encumbrance, any of the Assets except (i) liens for current property taxes not yet due and payable, (ii) liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen and the like, (iii) liens in respect of pledges or deposits under workers' compensation laws, (iv) liens set forth in Schedule 2.15(b) attached hereto, or (v) items shown on Title Commitments.;

          (c) discharged or satisfied any lien or encumbrance or paid any liability, in each case with a value in excess of $5,000, other than current liabilities paid in the ordinary course of business;

          (d) sold, assigned or transferred (including, without limitation, transfers to any employees, affiliates or shareholders) any tangible assets of the Restaurants (except the sale/leaseback of the DeLand Restaurant) or canceled any debts or claims, in each case, except in the ordinary course of business;

          (e) sold, assigned or transferred (including, without limitation, transfers to any employees, affiliates or shareholders) any Intellectual Property or other intangible assets used in or held for use with respect to the Restaurants;

          (f)   disclosed,  to any person other  than  Buyer  and
authorized representatives of Buyer, any proprietary confidential
information  of  the  Business  or  otherwise  related   to   the

Restaurants or the Assets, other than pursuant to (i) reports and filings required under the Securities Act of 1933, as amended, and rules and regulations promulgated thereunder, (ii) the Securities and Exchange Act of 1934, as amended, and rules and regulations promulgated thereunder, or (iii) a confidentiality agreement prohibiting the use or further disclosure of such information, which agreement is identified in Schedule 2.15(f) attached hereto and is in full force and effect on the date hereof;

          (g) waived any rights of material value or suffered any extraordinary losses or adverse changes in collection loss experience, whether or not in the ordinary course of business or consistent with past practice;

          (h) taken any other action or entered into any other transaction other than in the ordinary course of business and in accordance with past custom and practice, or entered into any transaction with any "insider" (as defined in Section 2.16 hereof) other than employment arrangements otherwise disclosed in the schedules to this Agreement;

          (i) suffered any material theft, damage, destruction or loss of or to any property or properties owned or used by it in connection with the Restaurants, whether or not covered by insurance;

          (j) made or granted any bonus or any wage, salary or compensation increase to any officer or employee or consultant other than in the normal course of business consistent with past practices, or made or granted any increase in any employee benefit plan or arrangement, or amended or terminated any existing employee benefit plan or arrangement, or adopted any new employee benefit plan or arrangement or made any commitment or incurred any liability to any labor organization; or

          (k) made any single capital expenditure or commitment therefor in excess of $5,000, except as shown Schedule 2.15(k) attached hereto.

     SECTION 2.16  TRANSACTIONS WITH AFFILIATES.   Except  as
disclosed in Schedule 2.16 attached hereto, no officer, director or employee of Seller or any member of the immediate family of any such officer, director or employee, or any entity in which any of such persons owns any beneficial interest (other than any publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than one percent of the stock of which is beneficially owned by any of such persons) (collectively "insiders"), has any agreement with Seller (other than normal employment arrangements) or any interest in any property, real, personal or mixed, tangible or intangible, used in or pertaining to the operation of the Restaurants or to the Assets. None of the insiders has any direct or indirect interest in any competitor, supplier or customer of Seller or in any person, firm or entity from whom or to whom Seller leases any property, or in any other person, firm or entity with whom Seller transacts business of any nature. For purposes of this Section 2.16, the members of the immediate family of an officer, director or employee shall consist of the spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law of such officer, director or employee.

     SECTION  2.17   TAXES.

          (a) Each of Seller and any subsidiary, any affiliated, combined or unitary group of which the Seller or any subsidiary is or was a member, any "Plans" (as defined in Section 2.10(b) hereof), as the case may be (each, a "Tax Affiliate" and, collectively, the "Tax

Affiliates"), has:  (i) timely  filed  (or
has had timely filed on its behalf) all returns, declarations, reports, estimates, information returns, and statements ("Returns") required to be filed or sent by it in respect of any "Taxes" (as defined in subsection (p) below) or required to be filed or sent by it by any taxing authority having jurisdiction;
(ii) timely and properly paid (or has had paid on its behalf) all Taxes shown to be due and payable on such Returns; (iii) established on its Latest Balance Sheet, in accordance with generally accepted accounting principles, reserves that are adequate for the payment of any Taxes not yet due and payable;
(iv) complied with all applicable laws, rules, and regulations relating to the withholding of Taxes and the payment thereof (including, without limitation, withholding of Taxes under Sections 1441 and 1442 of the Internal Revenue Code of 1986, as amended (the "Code"), or similar provisions under any foreign laws), and timely and properly withheld from individual employee wages and paid over to the proper governmental authorities all amounts required to be so withheld and paid over under all applicable laws.

          (b) There are no liens for Taxes upon any of the assets, except liens for Taxes not yet due and payable.

          (c) No deficiency for any Taxes has been proposed, asserted or assessed against Seller or the Tax Affiliates that has not been resolved and paid in full. No waiver, extension or comparable consent given by Seller or the Tax Affiliates regarding the application of the statute of limitations with respect to any Taxes or Returns is outstanding, nor is any request for any such waiver or consent pending. There has been no Tax audit or other administrative proceeding or court proceeding with regard to any Taxes or Returns, nor is any such Tax audit or other proceeding pending, nor has there been any notice to Seller by any Taxing authority regarding any such Tax, audit or other proceeding, or, to the knowledge of Seller, is any such Tax audit or other proceeding threatened with regard to any Taxes or Returns. Seller does not expect the assessment of any additional Taxes on Seller or the Tax Affiliates and is not aware of any unresolved questions, claims or disputes concerning the liability for Taxes on Seller or the Tax Affiliates which would exceed the estimated reserves established on its books and records.

          (d) Neither Seller nor any Tax Affiliate is a party to any agreement, contract or arrangement that would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code and the consummation of the transactions contemplated by this Agreement will not be a factor causing payments to be made by Seller or any Tax Affiliate that are not deductible (in whole or in part) under Section 280G of the Code.

          (e) Neither Seller nor any Tax Affiliate has requested any extension of time within which to file any Return, which Return has not since been filed.

          (f) No Asset is property that Seller or any Tax Affiliates is or will be required to treat as being owned by another person under the provisions of Section 168(f)(8) of the Code (as in effect prior to amendment by the Tax Reform Act of 1986) or is "tax-exempt use property" within the meaning of
Section 168 of the Code.

          (g) Neither Seller nor any Tax Affiliate is required to include in income any adjustment under Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by Seller or any Tax Affiliate as a result of the Tax Reform Act of 1986 and neither Seller nor any Tax Affiliate has knowledge that the Internal Revenue Service has proposed any such adjustment or change in accounting method.

          (h) All transactions that could give rise to an understatement of federal income tax (within the meaning of Section 6661 of the Code as it applied prior to repeal) or an underpayment of tax (within the meaning of Section 6662 of the Code) were reported in a manner for which there is substantial authority or were adequately disclosed (or, with respect to Returns filed before the Closing Date, will be reported in such a manner or adequately disclosed) on the Returns required in accordance with Sections 6661(b)(2)(B) and 6662(d)(2)(B) of the Code.

          (i) Neither Seller nor any Tax Affiliate has engaged in any transaction that would result in a deemed election under
Section  338(e)  of  the Code, and neither  Seller  nor  any  Tax
Affiliate will engage in any such transaction within any applicable "consistency period" (as such term is defined in Section 338 of the Code).

          (j) All deductions claimed or reported on all Returns of Seller and any Tax Affiliate on account of royalties or similar fees payable with respect to any intellectual property of Seller or any other party are allowable in full.

          (k) For purposes of this Agreement, the term "Tax" or "Taxes" means all taxes, charges, fees, levies, or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, social security, unemployment, excise, estimated, severance, stamp, occupation, property, or other taxes, customs duties, fees, assessments, or charges of any kind whatsoever, including, without limitation, all interest and penalties thereon, and additions to tax or additional amounts imposed by any taxing authority, domestic or foreign, upon Seller or any Tax Affiliate.

     SECTION  2.18   LITIGATION.  Except as set forth on Schedule
2.18  attached  hereto,  there is no  (i)  action,  suit,  claim, proceeding or investigation pending or, to the knowledge of Seller, threatened against or affecting Seller (whether or not Seller is a party or prospective party thereto), at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding pending relating to Seller or (iii) governmental inquiry pending or to Seller's knowledge, threatened against or involving Seller, and there is no basis for any of the foregoing. Seller has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material and adverse to the business, prospects, financial condition, operations, property or affairs of Seller. There are no outstanding, orders, writs, judgments, injunctions, or decrees served upon Seller by any court, governmental agency or arbitration tribunal against Seller. To Seller's knowledge, there are no facts or circumstances which may result in institution of any action, suit, claim or legal, administrative or arbitration proceeding or investigation against, involving or affecting any Seller or the transactions contemplated hereby. Seller is not in default with respect to any order, writ, injunction or decree known to or served upon it from any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by Seller pending or threatened against others.

     SECTION 2.19   ENVIRONMENTAL MATTERS.

          (a) As used in this Section 2.19, the following terms shall have the following meanings:

               (i) "Hazardous Materials" means any dangerous, toxic or hazardous pollutant, contaminant, chemical, waste, material or substance as defined in or governed by any federal, state or local law, statute, code, ordinance, regulation, rule or other requirement relating to such substance or otherwise relating to the environment or human health or safety, including without limitation any waste, material, substance, pollutant or contaminant that might cause any injury to human health or safety or to the environment or might subject Seller to any imposition of costs or liability under any Environmental Law.

               (ii) "Environmental Laws" means all applicable federal, state, local and foreign laws, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to pollution, contamination or protection of the environment (including, without limitation, all applicable federal, state, local and foreign laws, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to Hazardous Materials in effect as of the date of this Agreement).

               (iii) "Release" shall mean the spilling, leaking, disposing, discharging, emitting, depositing, ejecting, leaching, escaping or any other release or threatened release, however defined, whether intentional or unintentional, of any Hazardous Material.

          (b) To the best of Seller's actual knowledge, Seller, with respect to the Restaurants and the Assets, is in material compliance with all applicable Environmental Laws.

          (c) Seller has obtained, and maintained in full force and effect, all environmental permits, licenses, certificates of compliance, approvals and other authorizations necessary to operate the Restaurants and to own or operate the Assets, including the Real Property and real property demised by the Real Property Leases (collectively, the "Environmental Permits"). A copy of each such Environmental Permit shall be provided by Seller to Buyer at least fourteen (14) days prior to the Closing. Seller has operated the Restaurants and owned and operated the
Assets  in  compliance  with  all terms  and  conditions  of  the
Environmental  Permits.   Seller  has  filed  all   reports   and
notifications required to be filed under and pursuant to all applicable Environmental Laws with respect to the Business and the Assets.

          (d) Except as set forth in Schedule 2.19(d) attached hereto, to Seller's knowledge,: (i) no Hazardous Materials have been generated, treated, contained, handled, located, used, manufactured, processed, buried, incinerated, deposited, stored, or released on, under or about any part of the Real Property or real property demised by the Real Property Leases, (ii) the Real Property and the Leased Parcels and any improvements thereon, contain no asbestos, urea, formaldehyde, radon at levels above natural background, polychlorinated biphenyls (PCBs) or pesticides, and (iii) no aboveground or underground storage tanks are located on, under or about the Real Property or the Leased Parcels, or have been located on, under or about such real property and then subsequently been removed or filled. To Seller's knowledge, if any such storage tanks exist on, under or about the Real Property or the Leased Parcels, such storage tanks have been duly registered with all appropriate governmental entities and are otherwise in compliance with all applicable Environmental Laws.

          (e) Except as set forth in Schedule 2.19(e) attached hereto, Seller has not received notice alleging in any manner that Seller is, or might be potentially responsible for, any

Release of Hazardous Materials, or any costs arising under or violation of Environmental Laws with respect to the Restaurants or the Assets.

          (f) To Seller's knowledge, no expenditure will be required in order for Buyer to comply with any Environmental Laws in effect at the time of the Closing in connection with the operation or continued operation of the Restaurants or the Assets in a manner consistent with the current operation thereof by Seller.

          (g) Neither Seller, the Real Property nor the Leased Parcels are, and to Seller's knowledge, have not been listed on the United States Environmental Protection Agency National Priorities List of Hazardous Waste Sites, or any other list, schedule, law, inventory or record of hazardous or solid waste sites maintained by any federal, state or local agency.

          (h)   Seller has disclosed and delivered to  Buyer  all
environmental  reports  and  investigations  which   Seller   has
obtained  with  respect  to  the Real  Property  and  the  Leased
Parcels.

          (i) To Seller's knowledge, no part of the Real Property or the Leased Parcels have been used as a landfill, dump or other disposal, storage, transfer, handling or treatment area for Hazardous Materials, or as a gasoline service station or a facility for selling, dispensing, storing, transferring, disposing or handling petroleum and/or petroleum products.

          (j) No lien has been attached or filed against Seller or any of the Assets in favor of any governmental or private entity for (i) any liability or imposition of costs under or violation of any applicable Environmental Law; or (ii) any Release of Hazardous Materials.

          (k) Seller, on behalf of itself and its successors and assigns, hereby waives, releases and agrees not to bring any claim, demand, cause of action or proceeding, including without limitation any cost recovery action, against Buyer under any Environmental Law in connection with the Buyer's purchase, ownership or operation of the Restaurants and the Assets.

     SECTION 2.20 INSURANCE. Schedule 2.20 attached hereto lists and briefly describes each insurance policy maintained by Seller with respect to the Assets and operations of the Restaurants and sets forth the date of expiration of each such insurance policy. All of such insurance policies are in full force and effect and are issued by insurers of recognized responsibility. Seller is not in default with respect to its obligations under any of any insurance policies relating to the Assets or the Restaurants.

     SECTION  2.21    INTELLECTUAL PROPERTY.   The  Intellectual
Property constitutes all such property needed or used in the operation of the Restaurants. Schedule 2.21 attached hereto describes all Intellectual Property and whether such Intellectual Properties are owned or licensed and registered or unregistered. Except as set forth on Schedule 2.21 attached hereto Seller is not a party to, either as a licensor or licensee, and is not bound by or subject to, any license agreement for any Intellectual Property. Except as set forth on Schedule 2.21 attached hereto there are no rights of third parties with respect to any Intellectual Property which would have an adverse effect on the operations of the Restaurants. To its knowledge, Seller has not interfered with, infringed upon, or misappropriated, or otherwise come into conflict with any intellectual property rights of any other person, and Seller has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation. To Seller's knowledge, no person has interfered with, infringed upon, misappropriated, or otherwise come into conflict with Intellectual Property which are owned or used in the operation of the Restaurants.

     SECTION 2.22 BROKER'S OR FINDER'S FEES. Except for the services rendered by Bob Lurie of Florida Growth Realty, Inc., the fees of which shall be paid by Seller, no agent, broker, person or firm acting on behalf of any Seller is, or will be, entitled to any commission or broker's or finder's fees from any Seller or from any person controlling, controlled by or under common control with any Seller in connection with any of the transactions contemplated herein.

     SECTION 2.23 DISCLOSURE. Neither this Agreement, the Ancillary Agreements, the schedules and exhibits attached hereto nor any other documents prepared by Seller nor any of the financial statements referred to in Section 2.12 hereof, contain any untrue statement of a material fact regarding Seller, the Restaurants or any of the Assets or other matters dealt with in this Article II. This Agreement, the Ancillary Agreements, the schedules and exhibits attached hereto. any other documents delivered to Buyer by or on behalf of Seller and the financial statements referred to in Section 2.12 hereof, do not omit any material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading, and to Seller's knowledge, there is no fact which has not been disclosed to Buyer of which any officer of Seller is aware which materially affects adversely or could reasonably be anticipated to materially affect adversely the Assets or the Restaurants, including operating results, assets, customer relations, employee relations and business prospects.

     SECTION 2.24 NO EXISTING ACQUISITION PROPOSALS. Seller has not received any proposals to acquire the Restaurants, the Assets or any portion thereof, and Seller is not a party to any letter of intent, contract, agreement of sale, merger or business combination agreement, or other agreements relating to the sale of all or any portion of the Assets or the Restaurants.

      ARTICLE III. REPRESENTATIONS AND WARRANTIES OF BUYER
      ----------------------------------------------------

     As  an inducement to Seller to enter into this Agreement and
to   consummate   the  transactions  contemplate  hereby,   Buyer
represents and warrants to Seller as follows:

     SeCTION 3.1 ORGANIZATION. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer is duly licensed and in good standing in each jurisdiction where it is required to be registered as a foreign limited liability company.

     SECTION   3.2    POWER AND AUTHORITY.   Seller  has   the
requisite corporate power and authority and all authorizations, permits, licenses and certifications necessary to own, lease and operate the Assets and to carry on the business of the Restaurants as now being conducted.

     SECTION 3.3 EXECUTION, DELIVERY; VALID AND BINDING AGREEMENT. The execution, delivery and performance of this
Agreement by Buyer and the consummation of the transactions contemplated hereby have been duly and validly authorized by the
Board   of  Managers  [and  members]  of  Buyer,  and  no   other
proceedings on its part are necessary to authorize the execution,
delivery  and  performance  of this  Agreement.   This  Agreement
constitutes, and when executed and delivered will constitute, the valid and binding obligation of Buyer, enforceable in accordance with its terms.

     SECTION 3.4 NO VIOLATION. Neither the execution and delivery of this Agreement or the Ancillary Agreements to which Buyer is a party, the consummation of the transactions contemplated hereby or thereby, nor the performance of Buyer's obligations hereunder and thereunder will (i) violate, conflict with or result in any breach of any trust agreement, Certificate of Organization, limited liability company agreement, judgment, decree, order, statute or regulation applicable to Buyer, (ii) violate, conflict with or result in a material breach, material default or termination or give rise to any right of termination, cancellation or acceleration of the maturity of any payment date of any of the obligations of Buyer or increase or otherwise materially affect the obligations of Buyer under any law, rule, regulation or any judgment, decree, order, governmental permit, license or order or any of the terms, conditions or provisions of any mortgage, indenture, note, license, agreement or other instrument or obligation related to Buyer or to Buyer's ability to consummate the transactions contemplated hereby or thereby, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer.

     SECTION 3.5 BROKER'S OR FINDER'S FEES. No agent, broker, person or firm acting on behalf of Buyer is, or will be, entitled to any commission or broker's or finder's fees from Buyer, or from any person controlling, controlled by or under common control with Buyer, in connection with any of the transactions contemplated herein and Buyer shall indemnify Seller for any damages arising from a breach of this representation.

     SECTION 3.6 DISCLOSURE. Neither this Agreement nor any Ancillary Agreement to which Buyer is a party contain any untrue statement of a material fact regarding Buyer. This Agreement and the Ancillary Agreements to which Buyer is a party do not omit any material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading, and there is no fact which has not been disclosed to Seller of which any officer or director of Buyer is aware which materially affects adversely or could reasonably be anticipated to materially affect adversely Buyer's ability to consummate the transactions contemplated hereby.

     SECTION  3.7    GOVERNMENTAL APPROVALS.   Except  for  the
applicable requirements of the HSR Act, Buyer is not required to submit any notice, report or other filing with any governmental authority in connection with the execution or delivery by it of this Agreement or the consummation of the transactions contemplated hereby. No consent, approval or authorization of any governmental or regulatory authority or any other party or person is required to be obtained by Buyer in connection with its execution, delivery and performance of this Agreement or the transactions contemplated hereby.

                ARTICLE IV.  COVENANTS OF SELLER
                --------------------------------

     SECTION 4.1 CONDUCT OF THE BUSINESS. In connection with the Assets and the Restaurants, Seller agrees that, from the date hereof until the Closing Date, unless otherwise consented to by Buyer in writing:

          (a) Restaurants shall be operated only in, and Seller shall not take any action except in, the ordinary course of Seller's business, on an arm's-length basis and in accordance in all material respects with all applicable laws, rules and regulations and Seller's past custom and practice;

          (b) er shall not, directly or indirectly, do or permit to occur any of the following insofar as they relate to Restaurants or the Assets: (i) sell, pledge, dispose of or encumber any of the Assets, except in the ordinary course of business; (ii) acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof; (iii) incur any indebtedness for borrowed money or issue any debt securities except the borrowing of working capital in the ordinary course of business and consistent with past practice; (iv) permit any accounts payable owed to trade creditors to remain outstanding more than 60 days; (v) accelerate, beyond the normal collection cycle, collection of accounts receivable; or (vi) enter into or propose to enter into, or modify or propose to modify, any agreement, arrangement or understanding with respect to any of the matters set forth in this Section 4.1(b);

          (c) r shall not, directly or indirectly, in the case of employees, take any action with respect to the grant of any bonuses, salary increases, severance or termination pay or with respect to any increase of benefits payable in effect on the date hereof except as otherwise in the ordinary course of business consistent with past practices;

          (d) Seller shall not adopt or amend any bonus, profit sharing, compensation, pension, retirement, deferred compensation, employment or other employee benefit plan, trust, fund or group arrangement for the benefit or welfare of any employees or affiliates;

          (e) Seller shall not cancel or terminate its current insurance policies covering the Assets and the Restaurants, or cause any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies providing coverage equal to or greater than the coverage under the canceled, terminated or lapsed policies for substantially similar premiums are in full force and effect;

          (f) Seller shall (i) use its best efforts to preserve intact the organization and goodwill associated with the Restaurants, keep available the services of Seller's employees as a group and maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with Seller in connection with the Restaurants; (ii) confer on a regular and frequent basis with representatives of Buyer to report operational matters and the general status of ongoing operations with respect to the Restaurants; (iii) not intentionally take any action which would render, or which reasonably may be expected to render, any representation or warranty made by it in this Agreement untrue at the Closing; (iv) notify Buyer of any emergency or other change in the normal course of the Restaurants' businesses or in the operation of the properties of the Restaurants and of any governmental or third party complaints, investigations or hearings (or communications indicating that the same may be contemplated) if such emergency, change, complaint, investigation or hearing would be material, individually or in the aggregate, to the business, operations or financial condition of Seller or to Seller's or Buyer's ability to consummate the transactions contemplated by this Agreement; and (v) promptly notify Buyer in writing if Seller shall discover that any representation or warranty made by it in this Agreement was when made, or has subsequently become, untrue in any respect;

          (g) Seller shall (i) file any Returns, elections or information statements with respect to any liabilities for Taxes of Seller or other matters relating to Taxes of Seller which affect the Assets and pursuant to applicable law must be filed prior to the Closing Date; (ii) promptly upon filing provide copies of any such Returns, elections or information statements to Buyer; (iii) make any such Tax elections or other discretionary positions with respect to Taxes taken by or affecting Seller only upon prior consultation with and consent of Buyer; and (iv) not amend any Return;

          (h) Neither Seller nor any of its affiliates shall make any election without respect to Taxes, change an annual accounting period, adopt or change any accounting method or file any amended return, report or form, if such election, adoption, change or filing would have the effect of increasing the Tax liability of the Buyer with respect to any period ending after the Closing Date; and

          (i) Seller shall not perform any act referenced by (or omit to perform any act which omission is referenced by) the terms of Section 2.15 hereof; and

          (j)   Seller  shall  continue  to  convert  its  Ryan's
Restaurants to the WJ Restaurant and FB Restaurant concepts as further described on Schedule 4.1(j) attached hereto.

     SECTION 4.2 ACCESS TO BOOKS AND RECORDS. Between the date hereof and the Closing Date, Seller shall afford to Buyer and its authorized representatives (the "Buyer's Representatives") full access at all reasonable times and upon reasonable notice to the offices, properties, books, records, officers, employees and other items relating to the business of the Restaurants, and the work papers of Deloitte & Touche LLP, Seller's independent accountants, relating to work done by Deloitte & Touche LLP for Seller (insofar as the work relates to the Restaurants or the Assets) for each of the fiscal years ended December 31, 2001, 2002 and 2003, and otherwise provide such assistance as is reasonably requested by Buyer in order that Buyer may have a full opportunity to make such investigation and evaluation as it shall reasonably desire to make of the Restaurants and the Assets. In addition, Seller and its officers and directors shall cooperate fully (including providing introductions where necessary) with Buyer to enable Buyer to contact such third parties, including customers, prospective customers, specifying agencies, vendors or suppliers of the Restaurants, as Buyer deems reasonably necessary to complete its due diligence; provided that Buyer agrees not to initiate such contacts without the prior approval of Seller, which approval will not be unreasonably withheld.

     SECTION   4.3    REGULATORY FILINGS.   As   promptly   as
practicable after the execution of this Agreement, Seller shall make or cause to be made all filings and submissions under the HSR Act and any other laws or regulations applicable to Seller on connection with consummation of the transactions contemplated herein. Seller will coordinate and cooperate with Buyer in exchanging such information, will not make any such filing without providing to Buyer a final copy thereof for its review and consent at least two full business days in advance of the proposed filing and will provide such reasonable assistance as Buyer may request in connection with all of the foregoing.

     SECTION   4.4    CONDITIONS.   Seller   shall   take   all
commercially reasonable actions necessary or desirable to cause the conditions set forth in Article VI to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof (but in any event within three business days of such date).

     SECTION  4.5     PAYMENT OF LIABILITIES.   Except  for  the
liabilities assumed pursuant to Section 1.3 hereof, Seller shall pay and satisfy in full all of its other obligations and liabilities relating to the Restaurants and the Assets, of any nature whatsoever, due or accrued prior or subsequent to the Closing Date.

     SECTION 4.6 ELECTRONIC DATA TRANSFER. Seller shall use its best efforts to make an electronic data transfer to Buyer of information, data and records used or useful in the record keeping associated with the Restaurants.

     SECTION 4.7 USE OF CORPORATE OFFICES. Seller agrees to allow Buyer to use its corporate offices located at 2113 Florida
Boulevard, Neptune Beach, Florida, 32266, free of charge for a period of sixty (60) days after the Closing Date.

     SECTION 4.8    EMPLOYEES AND EMPLOYEE BENEFITS.

          (a) As of the Closing Date, Seller shall terminate and/or accept the resignations of employment from all employees who are currently employed by any Seller in the Restaurants. Buyer shall have the option, but not the obligation, to extend offers of employment to the Restaurant employees of Seller on such terms and conditions as Buyer shall determine in its sole discretion.

          (b) Seller shall not increase the compensation of or benefits for any employee employed at the Restaurants or hire any employee at any of the Restaurants other than in the ordinary course of business and consistent with past practices. Seller will use reasonable efforts to maintain substantially all of the current Restaurant employees in a manner consistent with Sellers normal business practices.

     SeCTION 4.9 NECESSARY ACTIONS. At any time and from time to time after the Closing Date, at the request of Buyer and without further consideration, Seller shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested in order to more effectively carry out the transactions contemplated by this Agreement.

     SECTION 4.10   NON-COMPETITION AGREEMENT.

          (a) Seller and its principal shareholder will not, at any time during the five (5) year period following the Closing Date, directly or indirectly, own, manage, operate, control, participate in the ownership, management, operation or control of, engage in or be connected with or have any interest in, any person, firm, corporation, limited liability company, partnership, or other business entity (whether as a stockholder, member, agent, security holder, creditor, independent contractor, consultant, or otherwise) that engages in any restaurant business activity which is the same as, similar to, or competitive with, the business currently engaged in by Buyer or Seller within thirty (30) miles of any Restaurant (each a "Location"). If any of the provisions of this paragraph is held to be unenforceable because of the scope, duration or area of its applicability, the court or arbitrator making such determination shall have the power to modify such scope, duration or area so that this covenant shall remain enforceable, and such provision shall then be applicable in modified form.

          (b) Seller acknowledges and understands that the covenants contained in this Section 4.10 shall be construed as a series of separate covenants, one for each Location. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenants contained in this Section
4.10. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this section, then such unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to enable the remaining separate covenants to be enforced.

          (c) Seller expressly agrees that Buyer shall be entitled to injunctive and/or other equitable relief to prevent a breach by Seller of this covenant and to secure the enforcement of the terms and conditions herein in addition to any other legal or equitable remedy which may be available.  This Section  4.10
shall survive the closing for a period of five (5) years from the Closing Date.

     SECTION 4.11 NO NEGOTIATIONS, ETC. Seller shall not directly or indirectly, through any officer, director, agent or otherwise, solicit, initiate or encourage submission of any proposal or offer from any person or entity (including any of its or their officers or employees) relating to any liquidation, dissolution, recapitalization, merger, consolidation or acquisition or purchase of all or a material portion of the assets of, or any equity interest in, Seller or other similar transaction or business combination involving Seller or, unless Seller's Board of Directors is advised by Seller's outside counsel in writing to the effect that there would be a material risk of liability on the part of the members of Seller's Board of Directors to Seller's shareholders for failure to do so, participate in any negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person or entity to do or seek any of the foregoing. Seller shall promptly notify Buyer if any such proposal or offer, or any inquiry from or contact with any person with respect thereto, is made and shall promptly provide Buyer with such information regarding such proposal, offer, inquiry or contact as Buyer may request.

                ARTICLE V: COVENANTS OF THE BUYER
                ---------------------------------

     SECTION 5.1 INVESTIGATION BY BUYER. Buyer shall have until the date which is thirty (30) days after the date of this Agreement (the "Diligence Period") to complete its due diligence investigation ("Review") of Seller, the Restaurants and the Assets. Upon Buyer's request, Buyer shall be given reasonable access to Seller's management personnel associated with the Restaurants, which access shall be coordinated through and arranged by Seller. Buyer shall conduct its Review at such times and in such a manner as to minimize any disruption to the operation of the Restaurants. Buyer shall identify any Assets which are not in good serviceable or working condition, ordinary wear and tear excepted, and Seller shall repair or replace such Assets prior to the Closing Date. Seller shall furnish to Buyer any additional financial and operating data and other information as Buyer and its counsel, accountants, and other authorized representatives shall from time to time reasonably request with respect to the same. Until the conclusion of the Diligence Period, Buyer shall have the right, in its sole discretion, to terminate this Agreement if the Review reveals any information that would have a material adverse effect on Buyer's ability to consummate the Acquisition, Seller, the Restaurants or the Assets which cannot be reasonably cured by the Closing. For purposes of this Agreement, "material adverse effect" shall be defined as an effect that prevents Buyer, through no fault of Buyer, from having the ability to operate the Restaurants in a profitable manner consistent with Seller's operations thereof prior to the Closing Date.

     SECTION 5.2    REGULATORY FILINGS.

          (a) As promptly as practicable after the conclusion of the Diligence Period, Buyer shall make or cause to be made all filings and submissions under the HSR Act and any other laws or regulations applicable to Buyer for the consummation of the transactions contemplated herein. Buyer will coordinate and cooperate with Seller in exchanging such information, will not make any such filing without providing to Seller a final copy thereof for its review and consent at least two full business days in advance of the proposed filing and will provide such reasonable assistance as Seller may request in connection with all of the foregoing.

          (b) Upon execution of this Agreement, Seller shall promptly prepare and file with the Securities and Exchange
Commission an Information Statement under the Exchange Act describing the transactions contemplated by this Agreement. Buyer will cooperate with Seller in providing information necessary or appropriate to be included in the Information Statement and Seller will keep Buyer advised as to the progress of the review by the Securities and Exchange Commission. Following completion of the review by the Securities and Exchange Commission, Seller shall promptly mail the Information Statement to its shareholders so that the shareholders may approve the transactions contemplated by this Agreement.

     SECTION 5.3 CONDITIONS. Buyer shall take all commercially reasonable actions necessary or desirable to cause the conditions set forth in Article VII to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof (but in any event within three business days of such date).

        ARTICLE VI. CONDITIONS TO THE BUYER'S OBLIGATION
        -------------------------------------------------

     SECTION   6.1    CONDITIONS TO BUYER'S OBLIGATION.   The
obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date (unless a shorter time is provided):

          (a)   The  representations and warranties set forth  in
Article II hereof shall be true and correct in all material respects at and as of the Closing Date as though then made and as though the Closing Date had been substituted for the date of this Agreement throughout such representations and warranties (without taking into account any disclosures by Seller of discoveries, events or occurrences arising on or after the date hereof), except that any such representation or warranty made as of a specified date (other than the date hereof) shall only need to have been true on and as of such date;

          (b) Seller shall have performed in all material respects all of the covenants and agreements required to be performed and complied with by it under this Agreement prior to the Closing;

          (c) Seller shall have assigned to Buyer the agreements and permits specified in Schedule 2.9(b) attached hereto to the extent they are assignable;

          (d) Seller shall have obtained, or caused to be obtained, each consent and approval necessary in order that the transactions contemplated herein not constitute a breach or violation of, or result in a right of termination or acceleration of, or creation of any encumbrance on any of the Assets pursuant to the provisions of, any agreement, arrangement or undertaking of or affecting Seller or any license, franchise or permit of or affecting Seller, regardless of whether assigned to Seller pursuant to Section 1.3 hereof;

          (e) Seller's shareholders shall have approved this Agreement and the transactions contemplated hereby;

          (f) The applicable waiting periods under the HSR Act shall have expired or been terminated, and all other material governmental filings, authorizations and approvals that are required for the consummation of the transactions contemplated hereby will have been duly made and obtained;

          (g)   There  shall  not  be threatened,  instituted  or
pending any action or proceeding, before any court or governmental authority or agency, domestic or foreign, (i) challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated hereby or seeking to obtain material damages in connection with such transactions, (ii) seeking to prohibit direct or indirect ownership or operation by Buyer of all or a material portion of the Assets, or to compel
Buyer or any of its subsidiaries to dispose of or to hold separately all or a material portion of the business or assets of Buyer and its subsidiaries, as a result of the transactions contemplated hereby, (iii) seeking to invalidate or render unenforceable any material provision of this Agreement or (iv) otherwise relating to and materially adversely affecting the transactions contemplated hereby;

          (h) There shall not be any action taken, or any statute, rule, regulation, judgment, order or injunction enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated hereby by any federal, state or foreign court, government or governmental authority or agency, which would reasonably be expected to result, directly or indirectly, in any of the consequences referred to in subsection
(g) above;

          (i) Buyer shall not have discovered any fact or circumstance existing as of the date of this Agreement which has not been disclosed to Buyer as of the date of this Agreement regarding the Restaurants or Assets, which is, individually or in the aggregate with other such facts and circumstances, materially adverse to the value of the Assets or the Restaurants, as determined by the Buyer in its reasonable discretion;

          (j) There shall have been no damage, destruction or loss of or to any of the Assets, whether or not covered by insurance, which, in the aggregate, has, or would be reasonably likely to have, a material adverse effect on the Assets or the Restaurants;

          (k) Buyer shall have received from counsel for Seller a written opinion, dated as of the Closing Date, addressed to Buyer and satisfactory to Buyer's counsel, in form and substance substantially as set forth in Exhibit A attached hereto;

          (l) By the conclusion of the Diligence Period, Buyer shall have received a commitment for financing (a "Financing Commitment") in an amount sufficient to enable Buyer to consummate the transactions contemplated by this Agreement;

          (m) On the Closing Date, Seller shall have delivered to Buyer all of the following:

               (i) an executed Bill of Sale and such other instruments of conveyance, transfer, assignment and delivery as Buyer shall reasonably request;

               (ii)  appropriate  assignment documents  assigning
          Seller's  right, title and interest in and to the  Real
          Property Leases and Contracts to Buyer;

               (iii) special warranty deed for each parcel of Real Property transferring the Real Property to Buyer;

               (iv)  certificates of the officers  of  Seller  or
          other persons satisfactory to Buyer in form and substance satisfactory to Buyer, dated the Closing Date and stating that the conditions precedent set forth in subsections (a) and (b) above have been satisfied;

               (v) copies of the third party and governmental consents and approvals referred to in subsections (c) and (d) above.;

               (vi) estoppel certificates from each lessor under the Real Property Leases, dated the Closing Date, stating that Seller is in compliance with all terms of the Real Property Leases and containing such other information as Buyer shall reasonably request;

               (vii)      each of the Real Property Leases  shall
          have   a  minimum  of  fifteen  (15)  years  remaining,
          including options;

               (viii) the aggregate annual rent under all Real Property Leases shall not exceed $1,300,000.00, and contain provisions limiting increases in rent such that the aggregate annual rent under all Real Property Leases does not escalate in excess of two percent (2.0%) annually over the life of the Lease (including options);

               (ix) a copy of the text of the resolutions adopted
          by the Board of Directors and shareholders of Seller authorizing the execution, delivery and performance of this Agreement and the consummation of all of the transactions contemplated by this Agreement; along with a certificate executed on behalf of Seller, by its corporate secretary certifying to Buyer that such copy is a true, correct and complete copy of such resolutions, and that such resolutions were duly adopted and have not been amended or rescinded;

               (x)  incumbency certificates executed on behalf of
          Seller  by  its  corporate  secretary  certifying   the
          signature and office of each officer executing this Agreement or any of the Related Agreements;

               (xi) Seller shall have completed conversion of the Ryan's Restaurant located at 9569 Regency Square Boulevard, N., Jacksonville, Florida, into a WJ Restaurant (which restaurant shall be deemed a "Restaurant" for purposes of this Agreement); and

               (xii)      such other certificates, documents  and
          instruments as Buyer reasonably requests related to the transactions contemplated hereby.

      ARTICLE VII.  CONDITIONS TO THE SELLER'S OBLIGATIONS
      ----------------------------------------------------

     SECTION  7.1    CONDITIONS TO SELLER'S OBLIGATION.   The
obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

          (a)   The  representations and warranties set forth  in
Article III hereof will be true and correct in all material respects at and as of the Closing as though then made and as though the Closing Date had been substituted for the date of this Agreement throughout such representations and warranties, except that any such representation or warranty made as of a specified date (other than the date hereof) shall only need to have been true on and as of such date;

          (b)    Buyer  shall  have  performed  in  all  material
respects  all  the  covenants  and  agreements  required  to   be
performed by it under this Agreement prior to the Closing;

          (c) The applicable waiting periods under the HSR Act shall have expired or been terminated and all other material governmental filings, authorizations and approvals that are required for the consummation of the transactions contemplated hereby will have been duly made and obtained;

          (d) Seller shall receive the requisite approval of its shareholders with respect to the transaction contemplated by this Agreement;

          (e)   There  shall  not  be threatened,  instituted  or
pending any action or proceeding, before any court or governmental authority or agency, domestic or foreign, (i) challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated hereby or seeking to obtain material damages in connection with such transactions, (ii) seeking to invalidate or render unenforceable any material provision of this Agreement, or (iii) otherwise relating to and materially adversely affecting the transactions contemplated hereby;

          (f) There shall not be any action taken, or any statute, rule, regulation, judgment, order or injunction, enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated hereby by any federal, state or foreign court, government or governmental authority or agency, which would reasonably be expected to result, directly or indirectly, in any of the consequences referred to in subsection (d) above;

          (g) Seller shall have received from counsel for Buyer a written opinion, dated as of the Closing Date, addressed to Seller and satisfactory to Seller's counsel, in form and substance substantially as set forth in Exhibit B attached hereto; and

          (h)  On the Closing Date, Buyer will have delivered  to
Seller:

               (i) a wire transfer in immediately available funds in the amount described in Sections 1.5(b)(i),
          (ii) and (iii);

               (ii) the executed Note;

               (iii) a certificate of the appropriate officer(s) of Buyer in form and substance satisfactory to Seller, dated the Closing Date, stating that the conditions precedent set forth in subsections (a) and
          (b) above have been satisfied,

               (iv)  appropriate  assignment  documents  assuming
          Seller's obligations under the Real Property Leases and Contracts;

               (v)  a copy of the text of the resolutions adopted
          by the Board of Managers of Buyer authorizing the execution, delivery and performance of this Agreement and the consummation of all of the transactions contemplated by this Agreement, along with a certificate executed on behalf of Buyer by its corporate secretary certifying to Seller that such copy is a true, correct and complete copy of such resolutions, and that such resolutions were duly adopted and have not been amended or rescinded, and

               (vi) an incumbency certificate executed on behalf of Buyer by its corporate secretary certifying the signature and office of each officer executing this Agreement or any of the Related Agreements.

          (i) Seller shall have obtained landlords' consents to the assignment of the Real Estate Leases.

          (j) Seller shall have received an opinion from its investment adviser that the consideration to be received by the Seller in the transactions contemplated by the Agreement is fair, from a financial point of view.

                   ARTICLE VIII.  THE CLOSING
                   --------------------------

     SECTION 8.1 TIME AND PLACE OF CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of McGuireWoods LLP, Bank of America Tower, 50 North Laura Street, Ste 3300, Jacksonville, Florida, at 10:00 a.m. (local time) on or prior to April 18, 2005 (such date the "Closing Date"), or on such other date and time as mutually agreed upon by the parties.

                   ARTICLE IX.  TITLE MATTERS
                   ---------------------------

     SECTION 9.1    TITLE COMMITMENTS AND OBJECTIONS.

          (a) Seller will, at its expense, within twenty (20) days from the date hereof, deliver commitments for title insurance (collectively, the "Title Commitments") to Buyer, together with copies of all exceptions to title (collectively, the "Title Exceptions") appearing in Schedule B of each of the Title Commitments, whereby the Title Company agrees to issue to Buyer an owner's policy of title insurance, including endorsements for access, survey and such other endorsements as Buyer deems reasonably necessary (individually, an "Owner's Policy," and collectively, the "Owners' Policies") with respect to each parcel of Real Property and a leasehold owner's policy of title insurance, including endorsements for access, survey and such other endorsements as Buyer deems reasonably necessary (individually, a "Leasehold Owner's Policy," and collectively, the "Leasehold Owners' Policies") ("Owners' Policies" and "Leasehold Owners' Policies" collectively referred to herein as "Title Policies") with respect to each Leased Parcel on American Land Title Association standard Form B10-17-92 with Florida modifications. The Owners' Policies will insure the Buyer that, upon consummation of the purchase and sale herein contemplated, Buyer will be vested with good, fee simple, marketable and insurable title to the Real Property. The Leasehold Owners' Policies will insure the Buyer that, upon consummation of the transactions herein contemplated, Buyer will be vested with good, valid and insurable leasehold estates in and to the Leased Parcels. Buyer, shall, at its expense obtain any mortgagee's title insurance policies which may be required by Buyer's lenders.

          (b)   Notwithstanding  the  time  limit  prescribed  by
Section 5.1, Buyer shall have twenty (20) days from the date of its receipt of the last to be received of the: (i) Title Commitments and the Title Exceptions; or (ii) the Surveys (the "Title Inspection Period") to furnish Seller a written statement of title and survey objections ("Title Objections"). Seller shall have until April 13, 2005 ("Title Objection Cure Date") to satisfy such Objections (but with no obligation to do so), and if Seller fails to satisfy all Objections on or prior to the Title Objection Cure Date, then Buyer's sole right and remedy shall be to either (i) waive the objections and elect to close, or (ii) terminate this Agreement by giving written notice of such termination to Seller within five (5) days after the Title

Objection Cure Date. Buyer will be deemed to have waived its right to terminate due to the Objections if no such notice of termination is so given to Seller.

     SECTION 9.2 SURVEYS, PLANS AND PERMITS. Seller shall, at its expense, within thirty (30) days after the date hereof, furnish to Buyer or to Buyer's permitted assigns, a current ALTA survey of each parcel of Real Property and Leased Parcels (the "Surveys") and copies of any and all drawings and plans of the buildings, structures, improvements, underground storage tanks and piping installations located on the Real Property and Leased Parcels to the extent the same are in Seller's possession. Seller shall provide to Buyer copies of the building permits, certificates of occupancy and all other material permits and certificates issued by any governmental organizations or agencies which relate to the construction, occupancy or use of the Real Property and Leased Parcels and the buildings and improvements located thereon.

     SECTION 9.3 TESTS AND STUDIES. Buyer and its employees and representatives shall have the right at reasonable times to enter upon the Real Property and Leased Parcels, and into the buildings and improvements thereon, for the purpose of inspecting the physical condition of the respective buildings and improvements. Buyer shall, at Buyer's expense, also have the right to conduct an asbestos inspection other tests or inspections on the Real Property and Leased Parcels. All such tests or inspections shall be at Buyer's sole expense and conducted by persons acceptable to Buyer. Buyer shall give Seller reasonable advance notice of the time of all such tests and inspections, and Seller shall have the right to be present during such tests.

     SECTION  9.4   BUYER'S DUTY AS TO TESTS AND INSPECTIONS.
All tests, studies, inspections and examinations conducted pursuant to this Agreement by Buyer, Buyer's employees, agents and representatives shall be done in a manner so as not to unreasonably impede the normal operation of the Business or unreasonably interfere with Seller's occupancy of same. Buyer shall reimburse Seller for any damages arising from the conduct of any such tests, studies, inspections or examinations by or on behalf of Buyer and caused solely by the negligence or misconduct of Buyer or its agents; but Buyer shall not be liable for any consequential damages of such tests. Buyer agrees to indemnify Seller for any loss, cost, damage or expense incurred by Seller as a result of Buyer's tests or inspections.

     SECTION 9.5 ENVIRONMENTAL REPORTS. Seller shall, within thirty (30) days after the date hereof, furnish to Buyer or to Buyer's permitted assigns, copies of all environmental reports pertaining to the Real Property and the Leased Parcels (the "Environmental Reports") in Seller's possession as of the date of this Agreement (the "Environmental Reports"). Seller shall provide Buyer or Buyer's permitted assigns, copies of all Environmental Reports received after the date of this Agreement immediately after such reports have been delivered to Seller. Seller shall have no duty to order new or additional Environmental Reports and Seller makes no representation as to the accuracy of Environmental Reports delivered.

              ARTICLE X.  SURVIVAL; INDEMNIFICATION
              -------------------------------------

     SECTION 10.1 SURVIVAL. All representations, warranties, and covenants contained in this Agreement and the Ancillary Agreements shall survive the closing of the transactions contemplated by this Agreement and any investigation at any time made by or on behalf of any party for a period of eleven (11) months, except that the covenant not to compete described in
Section 4.10 shall survive the closing of the transactions contemplated by this Agreement and for a period of five (5) years thereafter.

     SECTION  10.2    INDEMNIFICATION BY SELLER.   Seller  shall
indemnify, defend, and hold Buyer and the respective officers, directors, shareholders, members, managers, employees and agents of Buyer, and their successors and assignees (the "Buyer Indemnified Parties") harmless from, against and with respect to any claim, liability, obligation, loss, damage, assessment, judgment, legal fee, cost and expense of any kind or character ("Damages"), arising out of or in any manner incident, relating or attributable to:

          (a) Any material inaccuracy in any representation or material breach of any material warranty of Seller contained in this Agreement;

          (b) Any failure by Seller to perform or observe, or to have performed or observed, in full any covenant, agreement or condition to be performed or observed by it under this Agreement;

          (c) Reliance by Buyer on any books or records of Seller or written information prepared by Seller in the event that such books and records or written information are false in some material respect or materially inaccurate;

          (d) Liabilities or obligations of, or claims against, Buyer (whether absolute, accrued, contingent or otherwise) relating to, or arising out of, the operation of the Restaurants or the Assets prior to the Closing Date (excluding any liabilities assumed pursuant to Section 1.3 hereof); or

          (e) Claims of employees of Seller, general creditor claims, vendor claims, product liability, warranty refund or customer injury or damage claims arising out of or in any way relating to circumstances existing or events occurring prior to the Closing Date, but asserted after the Closing Date.

     Notwithstanding the foregoing, Seller shall not be obligated to indemnify any Buyer Indemnified Party under this Section 10.2 until Damages exceed Twenty-five Thousand Dollars and No/100 ($25,000) and then only to the extent of aggregated Damages in excess of Twenty-five Thousand Dollars and No/100 ($25,000). Damages are to be calculated separate from the Purchase Price and not to be an addition to or deduction from the disbursement of the Purchase Price.

     SECTION  10.3   NOTICE TO SELLER.  If any of the matters  as
to which a Buyer Indemnified Party is entitled to receive indemnification under Section 10.2 should entail litigation with or claims asserted by parties other than Seller, Seller shall be given prompt notice thereof and shall have the right, at its expense, to control such claim or litigation upon prompt notice to Buyer of its election to do so. To the extent requested by Seller, Buyer shall cooperate with and assist Seller in connection with such claim or litigation. Buyer shall have the right to appoint counsel to consult with and remain advised by Seller in connection with such claim or litigation. Seller shall have final authority to determine all matters in connection with such claim or litigation; provided, however, that Seller shall not settle any third party claim without the consent of Buyer, which shall not be unreasonably denied or delayed.

     SECTION  10.4    INDEMNIFICATION BY BUYER.   Buyer   shall
indemnify, defend, and hold Seller and its successors and assigns (the "Seller Indemnified Parties") harmless from, against and with respect to any Damages arising out of or in any manner incident, relating or attributable to:

          (a)    Any   material  inaccuracy   in   any   material
representation or material breach of material warranty of Buyer contained in this Agreement;

          (b) Any material failure by Buyer to perform or observe, or to have performed or observed, in full, any material covenant, material agreement or material condition to be performed or observed by it under any of the Ancillary Agreements;

          (c) Reliance by Seller on any books or records of Buyer or reliance by Seller on any written information furnished to Seller pursuant to this Agreement by or on behalf of Buyer in the event that such books and records or written information are false in some material respect or inaccurate; or

          (d) The failure of Buyer to pay or perform the Contracts, Real Property Leases and other liabilities assumed pursuant to Section 1.3 hereof subsequent to the Closing Date.

          (e) Notwithstanding the foregoing, Buyer shall not be obligated to indemnify any Seller Indemnified Party under this
Section 10.4 until Damages exceed One Thousand Dollars and No/100 ($1,000) and then only to the extent of aggregated Damages in excess of One Thousand Dollars and No/100 ($1,000).

     SECTION 10.5 NOTICE TO THE BUYER. If any of the matters as to which a Seller Indemnified Party is entitled to receive indemnification under Section 10.4 should entail litigation with or claims asserted by parties other than Buyer, Buyer shall be given prompt notice thereof and shall have the right, at its expense, to control claim or litigation upon prompt notice to Seller of its election to do so. To the extent requested by Buyer, Seller, at its expense, shall cooperate with and assist Buyer, in connection with such claim or litigation. Seller shall have the right to appoint counsel to consult with and remain advised by Buyer in connection with such claim or litigation. Buyer shall have final authority to determine all matters in connection with such claim or litigation; provided, however, that Buyer shall not settle any third party claim without the consent of Seller entitled to indemnity, which shall not be unreasonably denied or delayed.

                     ARTICLE XI. TERMINATION
                     -----------------------

     SECTION   11.1    TERMINATION.   This  Agreement   may   be
terminated at any time prior to the Closing:

          (a)  by the mutual consent of Buyer and Seller;

          (b) by either Buyer or Seller if there has been a material misrepresentation, breach of warranty or breach of covenant on the part of the other in the representations, warranties and covenants set forth in this Agreement;

          (c) by either Buyer or Seller if the transactions contemplated hereby have not been consummated by May 31, 2005; provided that, neither Buyer nor Seller will be entitled to terminate this Agreement pursuant to this Section 11.1(c) if such party's willful breach of this Agreement has prevented the consummation of the transactions contemplated hereby;

          (d) by Buyer if, after the conclusion of the Diligence Review, there shall have been a material adverse change in the financial condition or business of the Restaurants or Assets which change was not reasonably foreseeable during the Diligence Review; or

          (e) by Buyer at any time, if any of the Schedules prepared by Seller and delivered to Buyer after execution of the Agreement reveals any information not previously disclosed to Buyer that would have a "material adverse effect" (as defined in Section 5.1) on Buyer's ability to consummate the Acquisition or operate the Restaurants in a profitable manner consistent with Seller's operations thereof prior to the Closing Date;

          (f)  by Buyer as provided in Section 5.1; or

          (g)   by  Seller if Buyer fails to obtain  a  Financing
Commitment by the conclusion of the Diligence Period.

     SECTION  11.2    EFFECT OF TERMINATION.   In  the  event  of
termination of this Agreement by either Buyer or Seller as provided in Section 11.1, the Deposit shall be returned to Buyer and this Agreement shall become void and there shall be no liability on the part of either Buyer or Seller, or their respective stockholders, officers, or directors, except that Articles X and XI shall survive indefinitely, and except with respect to willful breaches of this Agreement prior to the time of such termination, and except for termination pursuant to
Section 11.1(g), Buyer shall be entitled to retain of one-half (1/2) of the Deposit.

                  ARTICLE XII.   MISCELLANEOUS
                  ----------------------------

     SECTION    12.1     KNOWLEDGE OF SELLER.    Where    any
representation or warranty contained in this Agreement is expressly qualified by reference to "Seller's knowledge", "Seller's knowledge" shall mean the actual knowledge of its board of directors or officers of Seller, or the knowledge they should have acquired in the prudent and reasonable exercise of their duties as to the matters that are the subject of such representations and warranties.

     SECTION  12.2   "PERSON" DEFINED.  "Person" shall  mean  and
include  an  individual,  a  partnership,  a  joint  venture,   a
corporation, a trust, an unincorporated organization and a government or other department or agency thereof.

     SECTION 12.3 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other addresses as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) sent by recognized overnight courier, (iii) sent by registered or certified mail, return receipt requested, postage prepaid, or
(iv) sent via facsimile with confirmation of receipt.

    If to the Buyer:     Banner Buffets, LLC
                         1000 S. Caraway, Ste. 101
                         Post Office Box 3017
                         Jonesboro, AR 72403-3017
                         Attn: George W. Osborn
                         Facsimile No. (870) 933-8144


    With a copy to:      Donald L. Parker II, Esq.
                         MIXON PARKER & HURST PLC
                         505 Union Street
                         Post Office Box 1442
                         Jonesboro, AR 72403-1442
                         Facsimile No. (870) 935-8622

                         Richard R. Gibson, Esq.
                         KRASS MONROE, P.A.
                         8000 Norman Center Drive
                         Suite 1000
                         Minneapolis, MN  55437
                         Facsimile No. (952) 885-5969

    If to the Seller:    EACO Corporation
                         Mr. Glen F. Ceiley, Chairman
                         1500 N. Lakeview Ave.
                         Anaheim, CA  92807
                         Facsimile No. (714) 693-5980


    With a copy to:     Halcyon E. Skinner, Esq.
                        McGuireWoods LLP
                        Bank of America Tower
                        50 North Laura Street, Ste. 3300
                        Jacksonville, FL  32202-3661
                        Facsimile No. (904)360-6324


All notices, requests, consents and other communications hereunder shall be deemed to have been given (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by registered or certified mail, on the fifth business day following the day such mailing is sent. The address of any party herein may be changed at any time by written notice to the parties.

     SECTION 12.4 ENTIRE AGREEMENT. This Agreement and the Ancillary Agreements embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in the Ancillary Agreements shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     SECTION 12.5 MODIFICATION AND AMENDMENTS. The terms and provisions for this Agreement may be modified or amended only by written agreement executed by all parties hereto.

     SECTION 12.6 ASSIGNMENT/BINDING EFFECT. Seller shall not assign this Agreement, nor any rights or obligations hereunder, without the prior written consent of Buyer. Buyer shall be permitted to assign its rights and obligations hereunder to its subsidiaries or affiliated entities, and shall be permitted to assign its obligation to purchase the Real Property and rights attendant therewith under this Agreement to a third party, without the consent of Seller. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

     SECTION  12.7    PARTIES IN INTEREST.   Nothing  in   this
Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

     SECTION 12.8 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLE THEREOF.

     SECTION   12.9   SEVERABILITY.   In  the  event  that   any
arbitrator shall finally determine that any provision, or any portion thereof, contained in this Agreement shall be void or unenforceable in any respect, then such provision shall be deemed limited to the extent that such arbitrator determines it enforceable, and as so limited shall remain in full force and effect. In the event that such arbitrator shall determine any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     SECTION 12.10 INTERPRETATION. The parties hereto acknowledge and agree that: (i) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement, and (ii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

     SECTION 12.11 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

     SECTION 12.12 RELIANCE. The parties hereto agree that, notwithstanding any right of any party to the Agreement to investigate the affairs of any other party of this Agreement, the party having such right to investigate shall have the right to rely fully upon the representations and warranties of the other party expressly contained herein.

     SECTION 12.13 EXPENSES. Except as otherwise specifically provided herein, each party shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) incurred in connection with this Agreement and the transactions contemplated hereby whether or not the transaction contemplated hereby are consummated.

     SECTION  12.14   GENDER.   All pronouns  and  any  variation
thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or entity or the context may require.

     SECTION 12.15 PUBLICITY. Except by the mutual agreement between Seller and Buyer, no party shall issue any press release or otherwise make any public statement with respect to the execution of, or the transactions contemplated by, this Agreement except as may be required by law.

     SECTION 12.16 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 12.17 FURTHER ASSURANCES. Seller and Buyer shall execute and deliver all such other instruments and take all such other action as any party may reasonably request from time to time, before or after the Closing, in order to effectuate the transactions provided for herein. The parties shall cooperate with each other and with their respective counsel and accountants in connection with any steps to be taken as a part of their respective obligations under this Agreement.

     IN WITNESS WHEREOF, Buyer and Seller have each caused this Agreement to be executed by its duly authorized officer all as of the day and year first above written.

               BUYER:    BANNER BUFFETS, LLC

                         By:  /s/ George W. Osborn
                              -----------------------------------
                              George W. Osborn, Authorized Member



               SELLER:   EACO CORPORATION

                         By:  /s/ Glen F. Ceiley
                              --------------------------
                              Glen F. Ceiley, Chairman

                           SCHEDULE 1

                           RESTAURANTS

Florida Buffet #108             Florida Buffet #127
3933 E. Silver Springs Blvd.    5100 US Highway 90W
Ocala, FL 34470                 Lake City, FL 32055
Fee Property                    Fee Property

Ryans #110                      Whistle Junction #130
2815 Lakeland Hills Blvd.       13235 Cortez Blvd.
Lakeland, FL 33805              Brooksville, FL 34613
Fee Property                    Leased Property

Florida Buffet #111             Whistle Junction #132
3125 US Highway 98 South        301  E.  International Speedway
Lakeland, FL 33803              Blvd.
Fee Property                    DeLand, FL 32724
                                Leased Property

Ryan's #112                     Ryan's #134
2775 Lake Alfred Rd.            4551 13th St.
Winter Haven, FL 33881          St. Cloud, FL 34769
Fee Property                    Fee Property

Florida Buffet #113             Ryan's #135
2501 N. Main St.                3125 Columbia Blvd.
Gainesville, FL 32609           Titusville, FL 32780
Fee Property                    Fee Property

Ryan's #119                     Ryan's #136
1854 S. Ridgewood Ave.          9569 Regency Sq. Blvd. N.
Daytona Beach, FL 32119         Jacksonville, FL 32225
Fee Property                    Fee Property

Ryan's #122                     Whistle Junction #120
1754 Econlockhatchee Tr.        5109 Fowler Ave.
Orlando, FL 32825               Tampa, FL 33617
Fee Property                    Leased Property

Florida Buffet #124             Whistle Junction #137
3299 S. Babcock St.             5350 International Drive
Melbourne, FL 32901             Orlando, FL 32819
Fee Property                    Leased Property

                            EXHIBIT B

March __, 2005

CONFIDENTIAL
------------

Board of Directors
EACO Corporation
Attention:  Mr. Edward B. Alexander
            President and Chief Operating Officer
2113 Florida Boulevard
Neptune Beach, FL 32266

Dear Board of Directors:

     You have requested the opinion of Allen C. Ewing & Co. ("Ewing") as to the fairness, from a financial point of view, to the shareholders of EACO Corporation (the "Company") of the sale of the Company's restaurant assets and operations to Banner Buffets, LLC (the "Transaction"). The Transaction consideration will consist of $25,950,000 in cash at closing and $4 million of promissory notes which will bear interest at the rate of 8% per annum and which will be repaid by the fourth anniversary date of their issuance. The Board of Directors (the "Board") of the Company approved the Transaction at its meeting on February 22, 2005.

     In arriving at our opinion, we have conducted discussions with members of senior management of the Company concerning the Company's business and the prospects of such business. We have visited the Company's Whistle Junction restaurant in Jacksonville, Florida, and we have reviewed and analyzed certain publicly available business and financial information and certain other information prepared by, or provided to, us in connection with the Transaction, including, among other things, the following:

          (a)  the Agreement;

          (b) the Company's consolidated financial statements for the fiscal year ended December 31, 2004;

          (c) certain other historical financial information relating to the Company that we deemed relevant;

          (d)  the Company's business plan for 2005;

          (e) the Company's internally prepared consolidated financial projections for the fiscal year ending December 31, 2005;

          (f)    certain  publicly  available  information   with
respect to historical market prices and trading activity of the Company's common stock;

          (g) real estate appraisals of the Company's restaurant properties prepared in connection with the Transaction;

          (h) the financial terms of recent sales of restaurant properties considered by us to be reasonably similar to the Company's restaurant properties;

               1. the current market environment generally and the restaurant industry environment in particular; and

               2. such other information, financial studies, analyses, inquiries and other matters that we deemed relevant.

     Ewing has relied upon the accuracy and completeness of the information provided by the Company, including the terms of the Transaction, and has not conducted an independent verification of such information. Ewing based its opinion on the terms of the Transaction and the current financial condition of and outlook for the Company.

     Based upon Ewing's knowledge of and experience in the valuation of companies and their securities, it is Ewing's opinion that the proposed terms of the Transaction are fair, from a financial point of view, to the shareholders of the Company.

     Ewing's opinion is directed to the Board and does not constitute a recommendation to the Company's shareholders. Ewing has not been requested to opine as to, and the opinion does not address, the Board's business decision to effect the Transaction.

     The preparation of this fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Furthermore, in arriving at its opinion of fairness, Ewing did not attribute any particular weight to any one factor considered by it, but made qualitative judgments as to the significance and relevance of the analysis of all factors. Ewing believes that its analysis must be considered as a whole and that considering any portions of such analysis and the factors considered without considering all analyses and factors could create a misleading or incomplete view of the process underlying its fairness opinion.

Very truly yours,
ALLEN C. EWING & CO.



By:  /s/ Benjamin C. Bishop, Jr.
     ---------------------------
     Benjamin C. Bishop, Jr.